As Filed with the Securities and Exchange Commission on April , 1996.


                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)


Filed by the registrant                           [X]
Filed by a party other than the registrant        [ ]

Check the appropriate box:

[X]  Preliminary  proxy  statement
[ ]  Definitive  proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                       JOHN HANCOCK TAX-EXEMPT SERIES FUND
                (Name of Registrant as Specified in Its Charter)

                       JOHN HANCOCK TAX-EXEMPT SERIES FUND
                   (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) or Schedule 14A (sent by wire transmission).

                       JOHN HANCOCK TAX-EXEMPT SERIES FUND

                             Massachusetts Portfolio
                               New York Portfolio

                                                     DATE


Dear Fellow Shareholder:

You are cordially invited to a special shareholder meeting on Wednesday, June 26, 1996, to be held at 9:00 A.M. in your Fund's offices at the location shown on the enclosed proxy statement. At this meeting, you will be asked to consider and approve several proposals pertaining to the John Hancock Tax-Exempt Series Fund. These are highlighted below, and are discussed in more detail in your proxy statement.

o Election of your Fund's Board of Trustees. The Board of Trustees is responsible for protecting your interests as a shareholder of the Fund. You will find a list of nominees and a brief description of their backgrounds in your proxy statement.

o Changes to your Fund's Declaration of Trust. You are being asked to approve a new Declaration of Trust that will allow your Fund to issue different classes of shares, each with a different fee structure to suit investors' varying needs. This change will have no effect on the way you now invest in your Fund; you can continue to make purchases in the same manner as you have in the past. Multiple classes of shares can enhance your Fund's competitive advantage in the mutual fund marketplace, resulting in a broader shareholder base which may ultimately help to lower the Fund's per share expenses.

The new Declaration of Trust also contains certain provisions to help expand the capabilities of your Trustees. These provisions should be beneficial to you, as they give your Trustees more flexibility to respond to changes in the mutual fund industry.

o A new investment management contract to bring the administration of your Fund into conformity with that of the other John Hancock funds. Under this proposal, your Fund would pay its investment management fee to John Hancock Advisers monthly instead of quarterly.

o Increased investment flexibility. The remaining proposals relate to amendments to certain investment restrictions, and are clarified in your proxy statement. Your Fund's Trustees believe that relaxing these restrictions will be beneficial to you, as your Fund will have more flexibility to take advantage of potential investment opportunities.

        ALL OF THE PROPOSALS HAVE BEEN REVIEWED AND UNANIMOUSLY APPROVED
             BY YOUR FUND'S BOARD OF TRUSTEES, WHO BELIEVE THAT THE
                CHANGES WILL BE BENEFICIAL TO YOU AND YOUR FUND.

YOUR VOTE IS IMPORTANT!

No matter how large or small your investment may be, your vote makes a difference. We urge you to review the enclosed proxy statement carefully, and to vote by completing, signing and returning the enclosed proxy ballot form to us immediately. Your prompt response will help avoid the cost of additional mailings. For your convenience, we have enclosed a postage-paid envelope.

If you have any questions, please call your John Hancock Funds Customer Service Representative at 1-800-225-5291, Monday through Friday between 8:00 A.M. and 8:00 P.M. Eastern time.

                                            Sincerely,

                                            /s/ Edward J. Boudreau, Jr.

                                            Edward J. Boudreau, Jr.
                                            Chairman and CEO

                                                                   Draft 4/12/96

                                    PROXY #3

          JOHN HANCOCK TAX-EXEMPT SERIES FUND - MASSACHUSETTS PORTFOLIO
            JOHN HANCOCK TAX-EXEMPT SERIES FUND - NEW YORK PORTFOLIO

                        (COLLECTIVELY, THE "PORTFOLIOS")

                              101 HUNTINGTON AVENUE
                           BOSTON, MASSACHUSETTS 02199

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 26, 1996

      A Special Meeting of Shareholders of each Portfolio will be held at the Portfolios' offices located on the 2nd floor at 101 Huntington Avenue, Boston, Massachusetts 02199, at 9:00 a.m., Eastern time, on Wednesday, June 26, 1996. The telephone number of each Portfolio is 1-800-225-5291. The Special Meetings of the Portfolios are expected to be held concurrently and are referred to collectively as the "Meeting." The purpose of the Meeting is to consider and act upon the following proposals:

(1) To elect sixteen Trustees to hold office until their respective successors have been duly elected and qualified. FOR MASSACHUSETTS PORTFOLIO AND NEW YORK PORTFOLIO VOTING TOGETHER.

(2) To approve an Amended and Restated Declaration of Trust of John Hancock Tax-Exempt Series Fund (the "Fund"). FOR MASSACHUSETTS PORTFOLIO AND NEW YORK PORTFOLIO VOTING TOGETHER.

(3) To approve a new investment management contract between John Hancock Advisers, Inc. and

      (a) the Massachusetts Portfolio. FOR MASSACHUSETTS PORTFOLIO VOTING SEPARATELY.

      (b)   the New York Portfolio. FOR NEW YORK PORTFOLIO VOTING SEPARATELY.

(4) To redesignate as nonfundamental (a) the investment objective of each Portfolio, (b) certain investment policies of the Portfolios and (c) certain investment restrictions of the Portfolios. FOR MASSACHUSETTS PORTFOLIO AND NEW YORK PORTFOLIO VOTING SEPARATELY.

(5) To amend the Portfolios' fundamental investment restriction regarding senior securities. FOR MASSACHUSETTS PORTFOLIO AND NEW YORK PORTFOLIO VOTING SEPARATELY.

(6) To amend the Portfolios' fundamental investment restriction regarding borrowing. FOR MASSACHUSETTS PORTFOLIO AND NEW YORK PORTFOLIO VOTING SEPARATELY.

(7) To amend the Portfolios' fundamental investment restriction regarding the making of loans. FOR MASSACHUSETTS PORTFOLIO AND NEW YORK PORTFOLIO VOTING SEPARATELY.

(8) To amend the Portfolios' fundamental investment restriction regarding transactions in commodities and commodity contracts. FOR MASSACHUSETTS PORTFOLIO AND NEW YORK PORTFOLIO VOTING SEPARATELY.

(9) To transact other business that may properly come before the Meeting or any adjournment of the Meeting.

      YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

      Shareholders of record of each Portfolio as of the close of business on May 1, 1996 are entitled to notice of and to vote at the Meeting or any adjournment of the Meeting. The proxy statement and proxy card are being mailed to shareholders on or about May 17, 1996.


                                            THOMAS H. DROHAN
                                            Senior Vice President and
                                            Secretary

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

Boston, Massachusetts
May 17, 1996

          JOHN HANCOCK TAX-EXEMPT SERIES FUND - MASSACHUSETTS PORTFOLIO
            JOHN HANCOCK TAX-EXEMPT SERIES FUND - NEW YORK PORTFOLIO

                        (COLLECTIVELY, THE "PORTFOLIOS")

                              101 HUNTINGTON AVENUE
                           BOSTON, MASSACHUSETTS 02199

                             ---------------------

                                 PROXY STATEMENT

                                     GENERAL

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Trustees") of John Hancock Tax-Exempt Series Fund (the "Fund") on behalf of its series, the Massachusetts Portfolio (the "Massachusetts Portfolio") and the New York Portfolio (the "New York Portfolio"). For purposes of this Proxy Statement, the term "Portfolios" shall also include the Fund where appropriate. The proxies will be used at the special meeting of each Portfolio's shareholders to be held concurrently (collectively, the "Meeting") at the Portfolios' offices located on the 2nd floor at 101 Huntington Avenue, Boston, Massachusetts 02199, at 9:00 a.m., Eastern Time, on Wednesday, June 26, 1996.

      Proxies will be solicited by mail and may also be solicited in person or by telephone by officers, directors and/or registered representatives of the Portfolios' principal distributor, John Hancock Funds, Inc. ("John Hancock Funds"), and by employees, officers and/or directors of John Hancock Advisers, Inc. (the "Adviser"). In addition, the Portfolios' transfer agent, John Hancock Investor Services Corporation ("Investor Services") will solicit proxies in person and/or by telephone at a cost to each Portfolio of between $3,000 and $5,000. Investor Services plans to engage an independent proxy solicitation
firm,                , to assist in soliciting proxies at an additional cost to
each Fund of approximately $                .

      The cost of preparing and mailing this Proxy Statement and the accompanying Notice and proxy card will be borne by each Portfolio. The mailing address of each Portfolio, the Adviser, John Hancock Funds and Investor Services is 101 Huntington Avenue, Boston, Massachusetts 02199. This Proxy Statement and the proxy card are being mailed to shareholders of each Portfolio on or about May 17, 1996.

      Each Portfolio will furnish without charge a copy of its Annual Report and most recent Semi-Annual Report succeeding the Annual Report to any shareholder upon request. Shareholders desiring to obtain a copy of their Portfolio's reports should direct all written requests to the attention of their Portfolio, 101 Huntington Avenue, Boston, Massachusetts 02199 or should call John Hancock Funds at 1-800-225-5291.

                   OUTSTANDING SHARES AND VOTING REQUIREMENTS

      The Trustees have fixed the close of business on May 1, 1996, as the record date (the "Record Date") for determination of shareholders of each Portfolio entitled to notice of and to vote at the Meeting. Shareholders of record of each Portfolio on the Record Date are entitled to one vote per share at the

Meeting or any adjournment of the Meeting relating to their Portfolio. As of
April 22, 1996, the Massachusetts Portfolio had     shares of beneficial
interest outstanding and the New York Portfolio had     shares of beneficial
interest outstanding.

      As of April 22, 1996, the following persons or entities owned beneficially or of record more than 5% of the outstanding shares of beneficial interest of each Portfolio:

                                           Owners of more
      Portfolio                           than 5% of Shares
      ---------                           -----------------
Massachusetts Portfolio
New York Portfolio

                         SUMMARY OF VOTING ON PROPOSALS

      Although each Portfolio is participating separately in the Meeting, proxies are being solicited through the use of this combined proxy statement. Shareholders of each Portfolio will vote together on Proposals 1 and 2 and will vote separately on Proposals 3(a), 3(b), 4, 5, 6, 7 and 8. Voting by shareholders of one Portfolio will not affect voting by shareholders of the other Portfolio.

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

              (FOR SHAREHOLDERS OF EACH PORTFOLIO VOTING TOGETHER)

      The Portfolios are currently governed by a Board of Trustees which, for purposes of this Proxy Statement, will be known as the Panel A Trustees. Other funds in the John Hancock fund complex (the "Panel C Funds") are governed by a different Board of Trustees (the "Panel C Trustees"). On March 5, 1996, the Panel A Trustees and the Panel C Trustees, including the Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940 (the "1940 Act")) of the Portfolios (the "Independent Trustees") on each Panel, voted to approve, and to recommend to the shareholders of their respective Portfolios that they approve, a proposal to consolidate the Panel A Trustees and the Panel C Trustees so that each Portfolio will be governed by the same Board of Trustees. The Panel A Trustees hereby recommend to shareholders of each of the Portfolios that they re-elect their current Trustees and elect the Panel C Trustees (collectively, the "Nominees").

      Nine of the sixteen Nominees currently serve as Panel A Trustees and eight of the sixteen Nominees currently serve as Panel C Trustees (Mr. Boudreau serves on both Panels). Information concerning the Nominees and other relevant factors is discussed below.

      Using the enclosed form of proxy, a shareholder may authorize the proxies to vote his or her shares for the Nominees or may withhold from the proxies authority to vote his or her shares for one or more of the Nominees. If no contrary instructions are given, the proxies will vote FOR the Nominees. Each of the Nominees has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any Nominee should not be available for election or be able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute Nominee, if any, as the Trustees may designate. The Portfolios have no reason to believe that it will be necessary to designate a substitute Nominee.

INFORMATION CONCERNING NOMINEES

      The following table sets forth each Nominee's principal occupation or employment during the past five years. The table also sets forth the Panel on which each Nominee currently serves and, with respect to Nominees currently serving as Panel A Trustees, the date he or she first became a Trustee of the Portfolios.


 Name, Age and                          Principal Occupation
 Position With                             or Employment                           First Became
 the Portfolios                         During Last Five Years                      A Trustee
 --------------                         ----------------------                      ---------
Edward J. Boudreau, Jr.*              Chairman and Chief Executive                      1988
(age 51)                              Officer of the Adviser and The
Chairman and Chief Executive          Berkeley Financial Group ("The
Officer, Portfolios and Panel C       Berkeley Group"); Chairman, John
Funds; Nominee                        Hancock Advisers International Ltd.
                                      ("Advisers International"), NM
                                      Capital Management, Inc. ("NM
                                      Capital"), Chairman, Chief
                                      Executive Officer and President,
                                      John Hancock Funds, Investor
                                      Services, First Signature Bank and
                                      Trust Company and Sovereign Asset
                                      Management Corporation ("SAMCorp");
                                      Director, John Hancock Capital
                                      Corp., John Hancock Freedom
                                      Securities Corp. and New
                                      England/Canada Business Council;
                                      Member, Investment Company
                                      Institute Board of Governors;
                                      Director, Asia Strategic Growth
                                      Fund, Inc.; Trustee, Museum of
                                      Science; Vice Chairman and
                                      President, the Adviser (until July
                                      1992); Chairman, John Hancock
                                      Distributors, Inc. (until April
                                      1994); Trustee or Director and
                                      Chairman of 61 funds managed by the
                                      Adviser.

Dennis S. Aronowitz                   Professor of Law, Boston University                1987
(age 64)                              School of Law; Trustee, Brookline
Panel A Trustee; Nominee              Savings Bank; Trustee or Director
                                      of 16 funds managed by the Adviser.



 Name, Age and                          Principal Occupation
 Position With                             or Employment                           First Became
 the Portfolios                         During Last Five Years                      A Trustee
 --------------                         ----------------------                      ---------

Richard P. Chapman, Jr.                President, Brookline Savings Bank;               1987
(age 61)                               Director, Federal Home Loan Bank
Panel A Trustee; Nominee               of Boston (lending); Director,
                                       Lumber Insurance Companies (fire
                                       and casualty insurer); Trustee,
                                       Northeastern University; Director,
                                       Depositors Insurance Fund, Inc.
                                       (insurer); Trustee or Director of 16
                                       funds managed by the Adviser.

William J. Cosgrove                   Vice President, Senior Banker and                 1991
(age 63)                              Senior Credit Officer, Citibank, N.A.
Panel A Trustee; Nominee              (retired September, 1991);
                                      Executive Vice President, Citadel
                                      Group Representative Inc.; EVP
                                      Resource Evaluations Inc.
                                      (consulting) (until October 1993);
                                      Trustee, the Hudson City Savings
                                      Bank (until October 199_); Trustee
                                      or Director of 16 funds managed by
                                      the Adviser.

Gail D. Fosler                        Vice President and Chief                          1994
(age 48)                              Economist, The Conference Board
Panel A Trustee; Nominee              (nonprofit economic and business
                                      research); Trustee or Director of 16
                                      funds managed by the Adviser.

Bayard Henry                          Corporate Advisor; Director,                      1987
(age 64)                              Fiduciary Trust Company (trust
Panel A Trustee; Nominee              company); Director, Groundwater
                                      Technology, Inc. (remediation);
                                      Director, Samuel Cabot, Inc.;
                                      Advisor, Kestrel Venture
                                      Management; Trustee or Director
                                      of 16 funds managed by the
                                      Adviser.

Anne C. Hodsdon*                      President and Chief Operating
(age 42)                              Officer, the Adviser and John
President, Portfolios and Panel C     Hancock open-end funds; Director,
Funds; Panel A Trustee; Nominee       Advisers International; Executive
                                      Vice President, the Adviser (until
                                      December 1994); Senior Vice
                                      President, the Adviser (until
                                      December 1993); Vice President, the
                                      Adviser (until 1991); Trustee or
                                      Director of 56 funds managed by the
                                      Adviser.



 Name, Age and                          Principal Occupation
 Position With                             or Employment                           First Became
 the Portfolios                         During Last Five Years                      A Trustee
 --------------                         ----------------------                      ---------

Richard S. Scipione*                  General Counsel, John Hancock
(age 58)                              Mutual Life Insurance Company;
Panel A Trustee; Nominee              Director, the Adviser, John
                                      Hancock Funds, Investor Services,
                                      John Hancock Distributors, Inc.,
                                      John Hancock Subsidiaries, Inc.,
                                      John Hancock Property and Casualty
                                      Insurance and its affiliates (until
                                      November 1993), SAMCorp and NM
                                      Capital; Trustee, The Berkeley
                                      Group; Director, JH Networking
                                      Insurance Agency, Inc.; Trustee or
                                      Director of 44 funds managed by the
                                      Adviser.

Edward J. Spellman                    Partner, KPMG Peat Marwick LLP
(age 63)                              (retired June, 1990); Trustee or
Panel A Trustee; Nominee              Director of 16 funds managed by
                                      the Adviser.

Douglas M. Costle                     Director, Chairman of the Board
(age 56)                              and Distinguished Senior Fellow,
Panel C Trustee; Nominee              Institute for Sustainable
                                      Communities, Montpelier, Vermont
                                      (since 1991); Dean, Vermont Law
                                      School (until 1991); Director, Air
                                      and Water Technologies Corporation
                                      (environmental services and
                                      equipment), Niagara Mohawk Power
                                      Company (electric services) and
                                      MITRE Corporation (governmental
                                      consulting services); Trustee or
                                      Director of 12 funds managed by the
                                      Adviser.

Leland O. Erdahl                      Director of Santa Fe Ingredients
(age 67)                              Company of California, Inc. and
Panel C Trustee; Nominee              Santa Fe Ingredients Company,
                                      Inc. (private food processing
                                      companies); Director of Uranium
                                      Resources, Inc.; President of
                                      Stolar, Inc. (from 1987 to 1991)
                                      and President of Albuquerque
                                      Uranium Corporation (from 1985 to
                                      1992); Director of Freeport-McMoRan
                                      Copper & Gold Company, Inc., Hecla
                                      Mining Company, Canyon Resources
                                      Corporation and



 Name, Age and                          Principal Occupation
 Position With                             or Employment                           First Became
 the Portfolios                         During Last Five Years                      A Trustee
 --------------                         ----------------------                      ---------

                                      Original Sixteen to One Mine, Inc.
                                      (from 1984 to 1987 and from 1991 to
                                      1995) (management consultant);
                                      Trustee or Director of 12 funds
                                      managed by the Adviser.

Richard A. Farrell                    President of Farrell, Healer & Co.,
(age 63)                              (venture capital management firm)
Panel C Trustee; Nominee              (since 1980); Prior to 1980, headed
                                      the venture capital group at Bank
                                      of Boston Corporation; Trustee or
                                      Director of 12 funds managed by
                                      the Adviser.

William F. Glavin                     President, Babson College; Vice
(age 65)                              Chairman, Xerox Corporation (until
Panel C Trustee; Nominee              June 1989); Director, Caldor Inc.,
                                      Reebok, Ltd. (since 1994)  and
                                      Inco. Ltd; Trustee or Director of
                                      12 funds managed by the Adviser.

Dr. John A. Moore                     President and Chief Executive
(age 57)                              Officer, Institute for Evaluating
Panel C Trustee; Nominee              Health Risks (nonprofit institution)
                                      (since September 1989); Trustee or
                                      Director of 12 funds managed by
                                      the Adviser.

Patti McGill Peterson                 President, St. Lawrence University;
(age 52)                              Director, Niagara Mohawk Power
Panel C Trustee; Nominee              Corporation and Security Mutual
                                      Life; Trustee or Director of 12
                                      funds managed by the Adviser.

John W. Pratt                         Professor of Business
(age 64)                              Administration at Harvard
Panel C Trustee; Nominee              University Graduate School of
                                      Business Administration (since
                                      1961); Trustee or Director of 12
                                      funds managed by the Adviser.

- ----------------------

* "Interested person," as defined in the 1940 Act, of the Portfolios or the Adviser.

     The number of shares of beneficial interest of the Portfolios beneficially owned by each of the Nominees, directly or indirectly, as of April 22, 1996, is as follows:

                                     Massachusetts         New York
                                       Portfolio           Portfolio
                                       ---------           ---------
Edward J. Boudreau, Jr.

Dennis S. Aronowitz

Richard P. Chapman, Jr.

William J. Cosgrove

Gail D. Fosler

Bayard Henry

Anne C. Hodsdon

Richard S. Scipione

Edward J. Spellman

Douglas M. Costle

Leland O. Erdahl

Richard A. Farrell

William F. Glavin

Dr. John A. Moore

Patti McGill Peterson

John W. Pratt

      The information as to beneficial ownership set forth in the above chart is based on statements furnished to the Portfolios by the Nominees. Each has all voting and investment powers with respect to the shares indicated.

      None of the Nominees beneficially owned individually, and the Nominees and executive officers of the Portfolios as a group did not beneficially own, in excess of one percent of the outstanding shares of either of the Portfolios on the Record Date.

      The Board of Trustees held four meetings during the last completed fiscal year of the Portfolios. No Trustee with the exception of Mr. Scipione attended fewer than 75% of the aggregate of (1) the total number of meetings of the Trustees; and (2) the total number of meetings held by all committees of the Trustees on which he or she served.

      The Trustees have an Audit Committee. The Committee members are: Messrs. Aronowitz, Chapman, Cosgrove, Henry and Spellman and Ms. Fosler. Each of the members of the Audit Committee is an Independent Trustee. The Audit Committee held two meetings during the last completed fiscal year of the Portfolios.

      The functions performed by the Audit Committee are to recommend annually to the Trustees a firm of independent certified public accountants to audit the books and records of each Portfolio for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of the Portfolios on matters concerning the Portfolios' financial statements and reports, including the appropriateness of their accounting practices and of their internal controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to approve the purchase by the Portfolios from the firm of all non-audit services; to review all fees paid to the firm; to recommend to the Trustees, at the request of a Portfolio's officers or Trustees, a resolution of any potential or actual conflict of interest, and to facilitate communication between the firm and the Portfolio's officers and Trustees.

      The Trustees have a Special Nominating Committee known as the Administration Committee (the "Committee"). The Committee members are: Messrs. Aronowitz, Chapman, Cosgrove, Henry and Spellman and Ms. Fosler. Each of the members of the Committee is an Independent Trustee. The Committee held four meetings during the last completed fiscal year of the Portfolios.

      Included among the functions of the Committee is the selection and nomination for appointment and election of candidates to serve as Trustees who are not "interested persons," as defined in the 1940 Act. The Committee also coordinates with Trustees who are interested persons in the selection of Portfolio officers. The Committee will consider nominees recommended by shareholders to serve as Trustees provided that the shareholders submit such recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934.

EXECUTIVE OFFICERS

      The table below lists the executive officers of the Portfolios except for the Chairman (Mr. Boudreau) and the President (Ms. Hodsdon). Information about
Mr. Boudreau and Ms. Hodsdon is provided under "Information Concerning
Nominees."


NAME, AGE AND POSITION                  PRINCIPAL OCCUPATION DURING
WITH THE FUND                           THE PAST FIVE YEARS                         FIRST BECAME AN OFFICER
- ----------------------                  ---------------------------                 -----------------------

Robert G. Freedman                      Vice Chairman and Chief                               1987
(age 57)                                Investment Officer, the Adviser and
Vice Chairman and Chief Investment      each of the John Hancock funds;
Officer                                 President, the Adviser (until
                                        December 1994); Director, the
                                        Adviser, Advisers International,
                                        John Hancock Funds, Investor
                                        Services, SAMCorp and NM Capital;
                                        Senior Vice President, The Berkeley
                                        Group.


NAME, AGE AND POSITION                  PRINCIPAL OCCUPATION DURING
WITH THE FUND                           THE PAST FIVE YEARS                         FIRST BECAME AN OFFICER
- ----------------------                  ---------------------------                 -----------------------

James B. Little                         Senior Vice President, the Adviser,                   1987
(age 61)                                The Berkeley Group, John
Senior Vice President                   Hancock Funds, and Investor
and Chief Financial Officer             Services; Senior Vice President
                                        and Chief Financial Officer, each of
                                        the John Hancock funds.

Thomas H. Drohan                        Senior Vice President and                             1987
(age 59)                                Secretary, the Adviser, The
Senior Vice President                   Berkeley Group and each of the
and Secretary                           John Hancock funds; Senior Vice
                                        President, Investor Services, John
                                        Hancock Funds and John Hancock
                                        Distributors (until 1994);
                                        Director, Advisers International;
                                        Secretary,NM Capital.

John A. Morin                           Vice President, the Adviser;                          1991
(age 45)                                Investor Services and John
Vice President                          Hancock Funds; Vice President
                                        and Compliance Officer, certain
                                        John Hancock funds; Counsel, John
                                        Hancock Mutual Life Insurance
                                        Company; Vice President and
                                        Assistant Secretary, The Berkeley
                                        Group.

Susan S. Newton                         Vice President and Assistant                          1989
(age 46)                                Secretary, the Adviser; Vice
Vice President,                         President, Assistant Secretary and
Assistant Secretary                     Compliance Officer, certain John
and Compliance Officer                  Hancock funds; Vice President and
                                        Secretary, John Hancock Funds,
                                        Investor Services and John Hancock
                                        Distributors (until 1994);
                                        Secretary, SAMCorp; Vice President,
                                        The Berkeley Group.

James J. Stokowski                      Vice President, the Adviser; Vice                     1991
(age 49)                                President and Treasurer, each of
Vice President and Treasurer            the John Hancock funds.

REMUNERATION OF OFFICERS AND TRUSTEES

      The following tables provide information regarding the compensation paid by each Portfolio and the other investment companies in the John Hancock fund complex to the current Independent Trustees for their services for the latest fiscal year of each such Portfolio ending August 31, 1995. Mr. Boudreau, Ms. Hodsdon, Mr. Scipione and each officer of the Portfolios are interested persons of the Adviser who are compensated by the Adviser and affiliates and receive no compensation from the Portfolios.

                   Aggregate Compensation From Each Portfolio
                     For Each Portfolio's Last Fiscal Year

                                     Massachusetts           New York
                                       Portfolio             Portfolio
                                       ---------             ---------
Dennis S. Aronowitz                    $  819                $  832

Richard P. Chapman, Jr.                $  265                $  270

William J. Cosgrove                    $  321                $  327

Gail D. Fosler                         $  832                $  845

Bayard Henry                           $  791                $  804

Edward J. Spellman                     $  857                $  871
                                       ------                ------
Total                                  $3,885                $3,949
                                       ======                ======

                                                          Total Compensation*
                          Pension or Retirement         From Each Portfolio and
                            Benefits Accrued               Other Funds in the
                               as Part of                  John Hancock Fund
Independent Trustee      each Portfolio's Expenses(1)           Complex
- -------------------      ----------------------------   -----------------------
Dennis S. Aronowitz                $    0                       $ 61,050
Richard P. Chapman, Jr.            $1,166                       $ 62,800
William J. Cosgrove                $1,115                       $ 61,050
Gail D. Fosler                     $    0                       $ 60,800
Bayard Henry                       $    0                       $ 58,850
Edward S. Spellman                 $    0                       $ 61,050
                                                                --------
Total                              $2,281                       $365,600
                                   ======                       ========

- ------------

* Total compensation from each Portfolio and other funds in the John Hancock fund complex is as of December 31, 1995. As of this date there were 61 funds in the John Hancock fund complex, of which each of the Independent
     Trustees served 16.

(1)  REPRESENTS THE AGGREGATE VALUE AS OF DECEMBER 31, 1995 OF THE AMOUNT OF
     TRUSTEES' FEES DEFERRED BY EACH INDEPENDENT TRUSTEE UNDER THE JOHN HANCOCK
     DEFERRED COMPENSATION PLAN FOR INDEPENDENT TRUSTEES (THE "PLAN"). UNDER THE
     PLAN, THE INDEPENDENT TRUSTEES MAY ELECT TO DEFER THE RECEIPT OF ALL OR A
     PORTION OF THEIR TRUSTEES' FEES PAYABLE BY EACH FUND IN THE JOHN HANCOCK
     FUND COMPLEX. THE VALUE OF AN INDEPENDENT TRUSTEE'S PLAN ACCOUNT IS
     DETERMINED BY A HYPOTHETICAL INVESTMENT OF THE DEFERRED TRUSTEES' FEES IN
     CERTAIN JOHN HANCOCK FUNDS SELECTED BY THE INDEPENDENT TRUSTEE FROM A LIST
     OF DESIGNATED FUNDS. The Independent Trustees do not beneficially own shares of any John Hancock fund under the Plan and a fund's obligation to make payments of amounts deferred under the Plan is an unsecured liability, payable solely from that fund's general assets. If the value of the Independent Trustees' Plan accounts in all the John Hancock funds were actually received and invested on December 31, 1995 by the Independent Trustees in shares of the John Hancock funds against which the Plan accounts are valued, the Independent Trustees participating in the Plan would own shares of the John Hancock funds as set forth below:

       Shares Assuming Hypothetical Investment of Deferred Trustees' Fees

                                                     Special     Sovereign    Sovereign
                            Growth   International    Value        Bond       Investors
Independent Trustee          Fund        Fund          Fund        Fund          Fund
- -------------------          ----        ----          ----        ----          ----
Panel A Trustees:

Dennis S. Aronowitz            ___       ___            ___         ___           ___
Richard P. Chapman, Jr.      1,192     2,490          1,041
William J. Cosgrove            ___       ___            995         675         1,875
Gail D. Fosler                 ___       ___            ___         ___           ___
Bayard Henry                   ___       ___            ___         ___           ___
Edward S. Spellman             ___       ___            ___         ___           ___



TRUSTEES' RECOMMENDATION

      THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE PORTFOLIOS ELECT EACH OF THE NOMINEES TO SERVE AS A TRUSTEE.

REQUIRED VOTE

      Because your Portfolio is part of the Fund, your vote will be counted on a Fund-wide basis. Election of each Nominee requires a plurality of votes of the shareholders of both Portfolios present at the Meeting provided that there is a quorum.

                                   PROPOSAL 2

                           TO APPROVE AN AMENDED AND
                         RESTATED DECLARATION OF TRUST

              (FOR SHAREHOLDERS OF EACH PORTFOLIO VOTING TOGETHER)

GENERAL

      The Portfolios' Declaration of Trust (the "Declaration") has not changed significantly since the Portfolios' inception in 1987. Since that time, there have been changes in federal and state securities laws affecting investment companies. To reflect those changes, the Declaration is proposed to be amended and restated to permit each Portfolio, upon authorization by the Trustees, to issue and sell one or more classes of shares of beneficial interest and to change certain other provisions of the Declaration. Multiple classes of shares allow prospective investors, whether individual or institutional, to choose among different sales charge and fee alternatives as is appropriate to their needs. The amended and restated Declaration will also include all changes that are appropriate to allow the issuance of multiple classes of shares.

      In addition, the amendment and restatement will confer upon the Trustees the authority to amend the Declaration at any time to conform it to applicable federal or state laws, and to make any other changes in the Declaration that the Trustees deem necessary or desirable. This will allow the Trustees the flexibility to respond to changes in the mutual fund industry or market conditions without a costly shareholder vote. The amendment and restatement of the Declaration will also modernize the provisions of the Declaration, substantially conforming them to the governing documents of other funds in the John Hancock fund complex, and change the name of each of the Portfolios.

      Effective March 6, 1996 the Trustees amended and restated the Portfolios' By-Laws to conform them to those of other John Hancock funds. The amended and restated Declaration, substantially in the form attached to this proxy statement as Exhibit A, will become effective on July 1, 1996, if approved by the shareholders. Concurrently or soon thereafter, the Portfolios will amend their registration statement concerning the offering of additional classes of shares (the "Implementation Date").

      The description of the amendment and restatement of the Declaration is qualified in its entirety by the full text of the proposed amended and restated Declaration set forth as Exhibit A to this Proxy Statement.

A.    CHANGES TO PERMIT A MULTIPLE CLASS DISTRIBUTION SYSTEM

      As amended and restated, the Declaration will specifically authorize the Trustees to designate and issue an unlimited number of classes of shares of each Portfolio (or any future series of the Fund) (the "Multiple Class System"). Under the Multiple Class System, the Adviser and John Hancock Funds can tailor their marketing and distribution activities on behalf of the Portfolios to a broader segment of the investing public. They can also maintain and expand their sales activities and services to smaller individual customers, while simultaneously expanding their marketing and sales activities to attract substantial institutional investors.

      Rather than continue to have the Portfolios offer only one distribution method, or to organize separate portfolios to employ alternative distribution methods, the Trustees believe that shareholders will benefit from the availability of more than one distribution option for each Portfolio. Unless they can make multiple distribution arrangements available, the Portfolios will be at a competitive disadvantage relative to other mutual funds which feature multi-class distribution arrangements. The Trustees believe that shareholders will benefit from the Multiple Class System, because it may help each Portfolio expand its current shareholder and asset base and thereby lower its per share operation expenses. If this Proposal is approved, currently issued and outstanding shares of each Portfolio would be designated as Class A shares. Class A shares would continue to be offered for sale subject to a front-end sales charge (except for purchases of $1 million or more) and a Rule 12b-1 distribution fee. Purchases of Class A shares in amounts involving $1 million or more would be sold without a front-end sales charge, but a contingent deferred sales charge ("CDSC") would be imposed on shares redeemed within twelve months after the end of the calendar month in which the purchase was made. However, the sales charges applicable to future purchases of Class A shares may be changed at any time.

      Class A shares of each Portfolio (or any future series portfolio of the Fund), and any subsequently created class of shares, would each represent interests in the same Portfolio and investments. They would be identical in all respects, except that the Trustees would be authorized to differentiate among the classes in the following respects: any class (a) could be subject to a Rule 12b-1 distribution plan or a non-Rule 12b-1 shareholder services plan (each a "Plan") and could make different payments pursuant to that Plan (and for any other costs relating to obtaining shareholder approval of a Rule 12b-1 distribution plan for that class or an amendment to that Plan); (b) would have exclusive voting rights with respect to any Rule 12b-1 distribution plan adopted exclusively with respect to that class; (c) could bear any of certain expenses attributable to the shares of that class, including without limitation (i) transfer agency fees (including the incremental costs of monitoring a CDSC or a CDSC and conversion feature applicable to a specific class of shares), (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class, (iii) Securities and Exchange Commission ("Commission") registration fees incurred by a specific class of shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares and (v) legal, accounting or Trustees' fees and expenses; (d) may be subject to different sales charge, conversion, and/or exchange arrangements; and (e) could have its own name or designation. Except for its class designation and the allocation of certain costs, fees and voting rights as described above, Class A shares issued by a Portfolio after the Implementation Date would be identical in all other respects to the currently issued and outstanding shares of the Portfolio.

B.    CHANGES TO PERMIT THE TRUSTEES TO AMEND THE DECLARATION OF TRUST

      If this Proposal is approved, the Declaration will permit the Trustees to amend the Declaration to conform it to applicable federal and state laws and to make any other changes in the Declaration the Trustees deem necessary or desirable. For example, state and federal regulatory and legislative bodies may make rules or enact statues which require changes to the Declaration. Furthermore, the Portfolios may not be able to take advantage of future innovations in the mutual fund industry without costly and time-consuming shareholder meetings to approve amendments to the Declaration. The ability of the Trustees to conform the Declaration to changes in law, or to amend the Declaration for future operating flexibility, preserves the Portfolios' assets by eliminating the need for a proxy solicitation and a shareholders' meeting. Also, changing market conditions and the need to keep the Portfolios up to date and competitive with other mutual funds require that the Trustees be able to amend the Declaration without delay. Currently, such an amendment to the Declaration can be made only when authorized by a 1940 Act Majority Shareholder Vote (as defined below -- see "Vote Required") of the Portfolios or the affected Portfolio.

      If this Proposal is approved, the declaration may be amended by a vote of a majority of the Trustees, without approval of the shareholders, except that the Trustees will not be able to make any amendment that would impair any voting or other rights of shareholders in a manner or to an extent prohibited by the 1940 Act or other applicable federal or state laws. In addition, no amendment of the Declaration to impair the exemption from personal liability of the shareholders, Trustees, officers, employees and agents of the Fund or any Portfolio thereof or to permit assessments upon shareholders will be permitted.

C.    OTHER CHANGES TO DECLARATION OF TRUST

      If Proposal 2 is approved, the Declaration will also be amended to include the following new provisions. The amended and restated Declaration would authorize the Trustees at their discretion to enter into administration, service and transfer agent agreements on behalf of the Portfolios (or any future portfolio of the Fund). There are no similar provisions in the Current Declaration. Although the Trustees have the general power to enter into all types of contracts on behalf of the Portfolios, including contracts with affiliated persons, they believe it advisable to amend the Declaration to make this authority explicit.

      The amended and restated Declaration would permit termination of the Portfolios or any class of shares thereof (a) by a two-thirds vote of the shareholders of the affected Portfolio or class; (b) by an instrument in writing without a meeting, consented to by two-thirds of the shareholders of the affected Portfolio or class or, if a majority of the Trustees has recommended termination, consented to by a majority of the shareholders; or (c) under certain conditions, by written notice to the shareholders of the affected Portfolio or class by a majority of the Trustees. Termination by written notice to shareholders by a majority of the Trustees could occur when a majority of the Trustees has determined that the continuation of the Portfolio or class was not in the best interests of its shareholders as a result of factors or events adversely affecting its ability to conduct its business and operations in an economically viable manner. These factors and events may include (a) the inability of the Portfolio or class to maintain its assets at an appropriate size; (b) changes in laws or regulations governing it or affecting assets of the type in which its invests; or (c) economic developments or trends having a significant adverse impact on its business or operations. This change to the Declaration, authorizing a more streamlined procedure for termination of the Portfolios or classes thereof will allow the Trustees to act quickly and arrange for a disposition of assets which will provide the best financial results for shareholders when the entity is not economically viable. Also, the Portfolios or classes thereof will be spared the expense of a proxy solicitation and a shareholders' meeting, thereby preserving assets for ultimate distribution to the shareholders. Currently, the Portfolios may be terminated only by the affirmative vote of two-thirds of the shares outstanding or, when authorized by a 1940 Act Majority Shareholder Vote, by an instrument in writing signed by a majority of the Trustees.

      Under the amended and restated Declaration, a Portfolio would be able to merge, consolidate or sell all or substantially all of its assets if so authorized by the holders of two-thirds of the outstanding shares of the Portfolio present at a meeting called for the purpose or by written consent of the holders of two-thirds of the outstanding shares of the Portfolio. However, if such merger, consolidation or sale of assets were recommended by the Trustees, then the vote or written consent of the holders of a majority of the outstanding shares of the Portfolio would be sufficient authorization. Under the existing Declaration, no provision is made for a Portfolio of the Fund to participate in a merger, consolidation or asset sale and the Fund itself cannot participate in any merger, consolidation or asset sale without first obtaining an affirmative 1940 Majority Shareholder Vote. This change is being proposed to clarify the ability of a Portfolio to participate in a merger, consolidation or asset sale.

      The amended and restated Declaration would give the Trustees the authority to organize another legal entity and convey all or a portion of the property of a Portfolio to that entity in exchange for the entity's shares. The existing Declaration provides that the Trustees may take such actions only when authorized by a 1940 Act Majority Shareholder Vote. In addition, the existing Declaration does not expressly permit the Trustees to take such actions with respect to a Portfolio of the Fund. The change is being proposed to (i) allow the Trustees to restructure a Portfolio without having the Portfolio incur the cost of a shareholder meeting when they deem such a change to be advisable and
(ii) clarify the ability of the Trustees to take such actions with respect to a Portfolio.

      The amended and restated Declaration would explicitly vest title of the Portfolios' property in the Trustees as joint tenants. The existing Declaration provides only that legal title to all the Portfolios' property will be vested in the Trustees only in their capacity as Trustees. The proposed change will clarify the legal capacity in which the Trustees hold the Portfolios' property.

      The amended and restated Declaration would require the Trustees to call a shareholder meeting of a Portfolio upon a written request by the holders of 10% or more of the shares of the Portfolio. There is no similar provision in the existing Declaration. This change is being proposed in order to comply with a requirement imposed by the staff of the Commission.

     The amended and restated Declaration would change the name of the Massachusetts Portfolio and the New York Portfolio to "John Hancock Massachusetts Tax-Free Income Fund" and "John Hancock New York Tax-Free Income Fund," respectively, upon filing of the Declaration.

TRUSTEES' EVALUATION AND RECOMMENDATION

      At a meeting of the Trustees held on March 5, 1996, the Trustees, including the Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940 (the "1940 Act")) of the Portfolios (the "Independent Trustees"), approved, and voted to recommend to shareholders that they approve, a proposal to amend and restate the Declaration to permit the Portfolios (and any future series of the Fund), upon authorization by the Trustees, to issue and sell multiple classes of shares and to change certain other provisions of the Declaration as set forth in the form of Declaration attached to this Proxy Statement as Exhibit A. In taking this action and making this recommendation, the Trustees considered the fact that the proposed Multiple Class System can reasonably be expected to improve the distribution of the Portfolios' shares and will benefit the shareholders to the extent that the Portfolios can maintain and expand their current shareholder and asset base. This may result in greater investment opportunities for the Portfolios and may lower their operating expenses per share. The Trustees believe that the ability of the Portfolios to implement multiple distribution arrangements will be beneficial to shareholders as well as potential investors. The Trustees also considered the likelihood that the amended and restated Declaration will result in more efficient and economical operation of the Portfolios by giving the Trustees more flexibility to manage the Portfolios and adapt the Declaration to changes in applicable law, industry developments and other changes. This greater flexibility should reduce the need for costly and time-consuming proxy solicitations and shareholders' meetings.

      Except as described in this Proxy Statement, approval of the proposed amended and restated Declaration will not result in changes in the Trustees, officers, investment programs and services or any operations and services of the Portfolios.

      If the proposed changes are not approved by the shareholders, the Portfolios will continue to adhere to their present practice of issuing a single class of shares and the Declaration will retain its existing form. Alternatively, the Trustees may consider submitting to shareholders at a future meeting other proposals to amend and restate the Declaration to authorize the Portfolios to issue multiple classes of shares or to change the other provisions of the Declaration.

      THE TRUSTEES RECOMMEND THAT SHAREHOLDERS OF THE PORTFOLIOS APPROVE THE ADOPTION OF THE AMENDED AND RESTATED DECLARATION OF TRUST.

VOTE REQUIRED

      Because your Portfolio is part of the Fund, your vote will be counted on a Fund-wide basis. Approval of Proposal 2 requires the approval of a majority of the aggregate outstanding shares of the Portfolios, which is defined to mean the affirmative vote of the lesser of (1) 67 percent or more of the aggregate shares of the Portfolios represented at the Meeting, if at least 50 percent of all outstanding shares of each Portfolio are represented at the Meeting, or (2) 50 percent or more of the aggregate of the Portfolios' outstanding shares ("1940 Act Majority Shareholder Vote").

                            PROPOSALS 3(a) AND 3(b)

                           TO APPROVE NEW INVESTMENT
                        MANAGEMENT CONTRACTS BETWEEN THE
                           ADVISER AND THE PORTFOLIOS

             (FOR SHAREHOLDERS OF EACH PORTFOLIO VOTING SEPARATELY)

GENERAL

      The investment portfolios of each Portfolio are managed by the Adviser pursuant to an Investment Management Contract dated May 5, 1987, and amended on December 19, 1989 (the "Existing Agreement"). The Existing Agreement was approved by shareholders of each Portfolio at meetings held on December 19, 1989.

      At the meeting of Trustees on March 5, 1996, the Trustees, including the Independent Trustees, voted to approve, and to recommend that the shareholders of each Portfolio approve, the adoption of a new investment management contract for each Portfolio (the "New Agreements") in the form attached to this Proxy Statement as Exhibit B, in place of the Existing Agreement. The terms of the New Agreements are substantially identical to those of the Existing Agreement, but the New Agreements would: (1) cause the advisory fee payable to the Adviser by the Portfolios to be paid monthly rather than quarterly, (2) modernize certain expense limitation provisions and (3) make additional changes noted below to conform the Portfolios' investment management contracts to those of most other funds in the John Hancock fund complex. Material similarities and differences between the Existing Agreement and the New Agreements are set forth below.

MATERIAL SIMILARITIES BETWEEN THE EXISTING AGREEMENT AND THE NEW AGREEMENTS

      Under the Existing Agreement and the New Agreements, the Adviser provides the Portfolios with a continuous investment program for the management of their assets. The Adviser provides overall investment advice to and management of the Portfolios, subject to the overall supervision and review by the Trustees and to the Portfolios' investment objectives, restrictions and policies, as described in the Portfolios' prospectus and statement of additional information. The Adviser provides the Portfolios with office space, supplies and other facilities and pays the compensation of all officers and employees of the Portfolios. The Adviser also pays the expenses of clerical services relating to the administration of the Portfolios. The Portfolios bear all expenses not specifically paid by the Adviser which are incurred in the operation of the Portfolios and the continuous offering of the shares of the Portfolios. The Adviser is not liable to the Portfolios or the shareholders of the Portfolios for any error of judgment or mistake of law or for any losses suffered in connection with matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser.

      The advisory fee rate paid by the Portfolios under the Existing Agreement and the New Agreements is identical, although the payment schedule is different as described under "Material Differences Between the Existing Agreement and the New Agreements". The advisory fee rate under each Agreement is an annual rate equal to (i) 0.50% of the average daily net assets of each Portfolio up to $250,000,000, (ii) 0.45% of the next $250,000,000, (iii) 0.425% of the next
$500,000,000, (iv) 0.40% of the
next $250,000,000 and (v) 0.30% of amounts over $1,250,000,000. The
Massachusetts Portfolio and the New York Portfolio paid to the Adviser a management fee of $62,994 (0.12% of average daily net assets) and $57,450 (0.10% of average daily net assets), respectively, as of their latest fiscal year ending August 31, 1995.

MATERIAL DIFFERENCES BETWEEN THE EXISTING AGREEMENT AND THE NEW AGREEMENTS

      A.    PAYMENT SCHEDULE

      Under the Existing Agreement, the Portfolios pay the investment management fee to the Adviser on a quarterly basis. If the New Agreements are adopted, the Portfolios would pay the investment management fee to the Adviser on a monthly basis.

      As a result of receiving its fee monthly rather than quarterly, the Adviser would receive a slight benefit due to the income that may be earned on earlier fee payments. Conversely, the Portfolios would lose the benefit of any income that might have been earned on the same funds. The monthly payment schedule, however, is similar to that of other John Hancock funds. The Trustees have determined that this change in frequency of payment is appropriate in view of existing practices in the mutual fund industry.

      B.    ADVISORY FEE LIMITATIONS

      Under the Existing Agreement, if the total ordinary business expenses of a Portfolio (exclusive of interest, taxes, brokerage expenses and extraordinary items) for any fiscal year exceed the lowest expense limitation imposed by any state in which shares of the Portfolio are qualified for sale, the Adviser will waive its fee to the extent of such excess and reimburse the Portfolio for any amount by which such excess exceeds the advisory fee. The amount of the quarterly advisory fee payable by the Portfolio will be reduced and any reimbursement amounts to be paid by the Adviser will be paid to the extent that the quarterly expenses of the Portfolio, on an annualized basis, exceeds the foregoing limitations. If at the end of the fiscal year, the expenses of the Portfolio are within the foregoing limitation, any excess amount previously withheld from the quarterly advisory fee or reimbursed to the Portfolio by the Adviser during such fiscal year will be paid to the Adviser.

      The New Agreements, if approved, would change this provision to provide simply that the Adviser will adhere to applicable state law. It requires the Adviser to reduce its fee and make additional arrangements only as required in order to comply with state law. This language incorporates the minimum requirements of state laws both as currently in effect and as they may be enacted or amended in the future. The Adviser may, however, make additional arrangements at its discretion to reduce expenses of the Portfolios beyond those required by state law. The New Agreements contain an additional provision permitting the Adviser to refrain from imposing all or a portion of its fee (in advance of the time its fee would otherwise accrue) and/or undertake to make any other payments or arrangements necessary to limit the Portfolios' expenses to any level the Adviser may specify. Any fee reduction or undertaking will constitute a binding modification of the applicable New Agreement while it is in effect but may be discontinued or modified prospectively by the Adviser at any time. Neither of these revised provisions will have any immediate effect on the advisory fee rates payable by the Portfolios or the expense ratios of the Portfolios.

      The change described in this subsection B reflects an effort to modernize the Portfolios' investment management contracts and bring them into conformity with the investment management contracts of other funds in the John Hancock fund complex.

      C.    OTHER DIFFERENCES BETWEEN THE EXISTING AGREEMENT AND THE NEW
            AGREEMENTS

      The New Agreements provide that the Portfolios will bear the allocable cost of the Adviser's employees who render legal services to the Portfolios. Although the Adviser reserves the right to do so, the Adviser has no current intention to allocate these costs to the Portfolios and will not do so until the Trustees, including the Independent Trustees, approve the allocation. Accordingly, there will be no immediate increase in the Portfolios' expenses as a result of the inclusion of this provision in the New Agreements. The New Agreements also provide that the Portfolios will be responsible for the expense of maintaining insurance. Under the Existing Agreement, the Adviser is responsible for such expenses.

      With respect to the calculation of the advisory fees to be paid under each of the New Agreements, the New Agreements provide that the "average daily net assets" of the Portfolios will be calculated on the basis set forth in the Portfolios' prospectus or otherwise consistent with the 1940 Act. The Existing Agreement provides no description of how the Portfolios' "average daily net assets" will be calculated.

      The New Agreements specifically provide that the Adviser may place orders for the purchase and sale of portfolio securities for the Portfolios with brokers within certain guidelines. The Adviser is also specifically authorized to give instructions to the Portfolios' custodian. The Existing Agreement does not contain comparable provisions. The New Agreements provide that the Adviser is under no obligation to acquire any particular investment on behalf of a Portfolio, if, in the Adviser's sole discretion, it is not feasible or desirable to acquire a position in that investment on behalf of the Portfolio. The Existing Agreements have no comparable provision.

      The New Agreements provide that, in connection with the purchase or sale of securities for the account of the Portfolios, neither the Adviser nor any of its subsidiaries, directors, officers or employees will act as principal or agent or receive any commission except as the 1940 Act permits. The Existing Agreement contains a similar provision but does not contain an exception for permitted transactions under the 1940 Act. The New Agreements further state that the Adviser and its affiliates can buy, sell and trade securities for their own accounts.

      The New Agreements provide that the Adviser may subcontract some of its work for the Portfolios to other investment advisers. The New Agreements also specifically provide that the subcontract must be signed by the Fund and the Adviser, approved by the vote of a majority of the Trustees who are not interested persons of the Adviser, the subadviser or the Fund and by a 1940 Act Majority Shareholder Vote of the affected Portfolio. The Agreement further provides that any fee, compensation or expense to be paid to a subadviser will be paid by the Adviser (not by the Portfolios). The Existing Agreement does not contain any provision regarding subcontracting or sub-advisers.

      Each Agreement limits the liability of the Adviser for any error of judgment, mistake of law or loss to the Portfolios unless such liability arises out of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its obligations under the Agreement. The New Agreements clarify that the Portfolios are not liable for obligations of any other series of the Fund and no other series of the Fund is liable for the Portfolios' obligations under the Agreements.

      The New Agreements contain miscellaneous provisions including provisions establishing governing law and the severability of provisions. The Existing Agreement does not contain any similar provisions.

      Each of these changes will provide the Portfolios with an up-to-date investment management contract which conforms substantially to the contracts of the other John Hancock funds.

      If approved, the New Agreements will each become effective on July 1, 1996.

       For text of the New Agreements, see Exhibit B attached to this Proxy Statement. This description of the New Agreements and comparison to the Existing Agreement are qualified in their entirety by reference to Exhibit B.

TRUSTEES' RECOMMENDATION

      The Trustees believe the New Agreements will provide the Portfolios with modernized investment management contracts which are in conformity with investment management contracts of other funds in the John Hancock fund complex. The Trustees believe the New Agreements to be reasonable, fair and in the best interests of the Portfolios' shareholders.

      THE TRUSTEES RECOMMEND THAT SHAREHOLDERS OF EACH PORTFOLIO VOTE FOR THE PROPOSAL ADOPTING THE NEW AGREEMENTS FOR THEIR RESPECTIVE PORTFOLIOS.

VOTE REQUIRED

      The Portfolios will vote separately on Proposals 3(a) and 3(b). Adoption of Proposals 3(a) and 3(b) requires a 1940 Act Majority Shareholder Vote of the Massachusetts Portfolio and the New York Portfolio, respectively.

THE INVESTMENT ADVISER

      The Adviser is a wholly owned subsidiary of The Berkeley Financial Group ("The Berkeley Group"), which is a wholly owned subsidiary of John Hancock Asset Management. John Hancock Asset Management is a wholly owned subsidiary of John Hancock Subsidiaries, Inc., which is a wholly owned subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"). The address of the Adviser is 101 Huntington Avenue, Boston, Massachusetts 02199. The address of the other entities is John Hancock Place, Boston, Massachusetts 02117. The directors of the Adviser and their principal occupations or employment are set forth under the caption, "Directors of the Adviser." The Adviser provides investment advisory services to other mutual funds with investment objectives substantially identical to those of the Portfolios. See Exhibit C for a list of those funds and the advisory fee rates paid by those funds.

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

      During the Portfolios' fiscal years ended August 31, 1995, neither Portfolio paid brokerage commissions to affiliated brokers.

OTHER MATERIAL PAYMENTS BY THE PORTFOLIOS TO THE ADVISER AND AFFILIATES OF THE ADVISER

      For the fiscal year ended August 31, 1995, the Massachusetts Portfolio and New York Portfolio paid $159,535 and $162,250, respectively, to John Hancock Funds for distribution related services. It is expected that John Hancock Funds will continue to provide these services to the Portfolios.

DIRECTORS OF THE ADVISER

      Edward J. Boudreau, Jr., Chairman of the Funds, the principal executive officer of the Adviser. Mr. Boudreau's principal occupations and address, as well as those of the other Directors of the Adviser, are set forth below.

Edward J. Boudreau, Jr.           Chairman and Chief Executive Officer, the
101 Huntington Avenue             Adviser and The Berkeley Group;
Boston, MA 02199                  Chairman and Managing Director, John Hancock
                                  Advisers International Ltd.; Chairman, John
                                  Hancock Funds and Investor Services
                                  (collectively, the "Affiliated Companies");
                                  Chairman, NM Capital Management, Inc.;
                                  Chairman, Sovereign Asset
                                  Management Corporation; and Chairman, First
                                  Signature Bank & Trust.

Stephen L. Brown                  Chairman and Chief Executive Officer, the
John Hancock Place                Life Company; Director, the Adviser
Boston, MA 02117                  and the Affiliated Companies; Trustee, The
                                  Berkeley Group and John Hancock Asset
                                  Management.

Foster L. Aborn                   Vice Chairman, Director and President,
John Hancock Place                Investment and Pension Sector, the
Boston, MA  02117                 Life Company; Director, the Adviser,
                                  Independence Investment Associates, Inc., John
                                  Hancock Funds, Investor Services, and John
                                  Hancock Subsidiaries, Inc.; Trustee, The
                                  Berkeley Group and John Hancock Asset
                                  Management; Director, Hancock Venture
                                  Partners, Inc.; Director, John Hancock Capital
                                  Growth Management, Inc.; and Director, John
                                  Hancock Capital Corp. and John Hancock Freedom
                                  Securities Corp.

David F. D'Alessandro             Senior Executive Vice President, Retail
John Hancock Place                Sector, the Life Company; Director, the
Boston, MA 02117                  Adviser and the Affiliated Companies;
                                  Trustee, the Berkeley Group.

Richard S. Scipione               Director, the Adviser, NM Capital
John Hancock Place                Management, Inc., Sovereign Asset
Boston, MA 02117                  Management Corporation and Investor
                                  Services; General Counsel, the Life Company;
                                  and Trustee, The Berkeley Group.

Thomas E. Moloney                 Chief Financial Officer, the Life
John Hancock Place                Company; Director, the Adviser and the
Boston, MA 02117                  Affiliated Companies; and Trustee, The
                                  Berkeley Group.

John M. DeCiccio                  Senior Vice President, Investment
John Hancock Place                Technology and Financial Management, the
Boston, MA  02117                 Life Company; Director, the Adviser and
                                  the Affiliated Companies; and Trustee, The
                                  Berkeley Group.

Jeanne M. Livermore               Senior Vice President, Group Pension
John Hancock Place                Guaranteed and Stable Value Products, the
Boston, MA  02117                 Life Company; Director, the Adviser, the
                                  Affiliated Companies and John Hancock Advisers
                                  International Ltd.; and Trustee, The Berkeley
                                  Group.

John Goldsmith                    Chairman and Chief Executive Officer,
One Beacon Street                 John Hancock Freedom Securities Corp.;
Boston, MA 02108                  Director, the Adviser and the Affiliated
                                  Companies; and Trustee, The Berkeley Group.

Richard O. Hansen                 Vice President, Managerial Department,
John Hancock Place                the Life Company; Director, the Adviser
Boston, MA 02117                  and the Affiliated Companies; and Trustee, The
                                  Berkeley Group.

William C. Fletcher               Director, the Adviser, John Hancock Funds,
53 State Street                   Investor Services; President and Director,
Boston, MA 02109                  Independence Investment Associates, Inc.;
                                  Trustee, The Berkeley Group; Trustee,
                                  President and Chief Executive Officer, John
                                  Hancock Asset Management; and Director,
                                  Hancock Natural Resource Group, Inc. and John
                                  Hancock Energy Resources Management, Inc.

Robert G. Freedman                Vice Chairman and Chief Investment
101 Huntington Avenue             Director, the Adviser; Director, the
Boston, MA 02199                  Adviser, NM Capital Management, Inc.,
                                  Sovereign Asset Management Corporation and the
                                  Affiliated Companies; Senior Vice President,
                                  The Berkeley Group; and Director, John Hancock
                                  Advisers International Ltd.

Robert H. Watts                   President, Chief Executive Officer and
John Hancock Place                Director, John Hancock Distributors,
Boston, MA 02117                  Inc.; and Director, the Adviser and the
                                  Affiliated Companies.


David A. King                     President, Chief Executive Officer and
101 Huntington Avenue             Director, Investor Services; Director,
Boston, MA 02199                  the Adviser and the Affiliated Companies.

      In addition to Messrs. Boudreau and Freedman, the following persons are officers, trustees and/or directors of the Portfolios and the Adviser: Anne C. Hodsdon, President of the Portfolios and President and Chief Operating Officer of the Adviser; Thomas H. Drohan, Senior Vice President and Secretary of the Portfolios and the Adviser; James B. Little, Senior Vice President and Chief Financial Officer of the Portfolios and Senior Vice President of the Adviser; John A. Morin, Vice President of the Portfolios and Executive Vice President of the Adviser; Susan S. Newton, Vice President, Assistant Secretary and Compliance Officer of the Portfolios and Vice President and Assistant Secretary of the Adviser; and James J. Stokowski, Vice President and Treasurer of the Portfolios and Vice President of the Adviser.

                                   PROPOSAL 4

                        TO REDESIGNATE AS NONFUNDAMENTAL
                (A) THE INVESTMENT OBJECTIVE OF EACH PORTFOLIO,
             (B) CERTAIN INVESTMENT POLICIES OF THE PORTFOLIOS AND
             (C) CERTAIN INVESTMENT RESTRICTIONS OF THE PORTFOLIOS

             (FOR SHAREHOLDERS OF EACH PORTFOLIO VOTING SEPARATELY)

      At the meeting on March 5, 1996, the Trustees voted to approve, and to recommend to the shareholders of the Portfolios that they approve, a proposal to give the Trustees more discretion over the Portfolios' investment policies by redesignating the investment objective of each Portfolio and certain of the Portfolio's investment policies and investment restrictions from fundamental (changeable only by shareholder vote) to nonfundamental. At present, the investment objective of each Portfolio and several of its investment policies and investment restrictions are fundamental, which means that they can be changed with respect to the Portfolio only by a vote of its shareholders. As a result, the Trustees have not been able to adjust the Portfolios' investment objectives, policies and restrictions in response to changing economic and market conditions without incurring the expense and delay associated with holding a shareholders' meeting.

      If this Proposal is approved, the Portfolios' investment objectives and certain policies and restrictions could be changed at the discretion of the Trustees. However, no such change would become effective until the Portfolios' prospectus and statement of additional information have been amended or supplemented as necessary to reflect the change.

(A)   INVESTMENT OBJECTIVE

      The investment objective of each Portfolio is to provide its shareholders with current income that is excludable from gross income for federal income tax purposes and, for the Massachusetts and New York Portfolios, respectively, is exempt from the personal income tax of Massachusetts and New York and from New York City personal income taxes. The Portfolios seek to provide the maximum level of tax exempt income that is consistent with preservation of capital.

      The investment objectives of the Portfolios are not required to be fundamental under federal or state law. The Trustees have no current intention to modify or amend either of the objectives, but redesignation of each objective as nonfundamental would allow them to do so in the future should changing economic or market conditions warrant a change.

(B)   INVESTMENT POLICIES

      The existing fundamental investment policies of each Portfolio are set forth in Exhibit D (Part I) to this Proxy Statement. These policies specify in detail (i) the types of tax-exempt and taxable instruments in which the Portfolios may invest; (ii) the percentage of each Portfolio's total assets that must be invested in tax-exempt obligations; and (iii) the credit quality criteria that apply to each investment.

      The Commission requires that a mutual fund using the term "tax-exempt" in its name, such as each of the Portfolios, must have a fundamental policy that, under normal circumstances, at least 80% of its net assets be invested in obligations the interest on which is exempt from federal income tax. The policy of each Portfolio requiring 80% of its total assets to be so invested satisfies this requirement. Neither of the

Portfolios' other policies, however, are required to be fundamental, and it is proposed that these other policies be redesignated as nonfundamental.

(C)   INVESTMENT RESTRICTIONS

      All except one of each Portfolio's current investment restrictions are fundamental. Some of these are not required by federal or state law to be fundamental and are proposed to be redesignated as nonfundamental restrictions. Several of these restrictions are the result of differing state securities commission rules and regulations which are amended from time to time and which are not uniformly applied from year to year or state to state. As the Portfolios register their shares with the Commission and the various states each year, their officers and Trustees must attempt to reconcile the Portfolios' investment restrictions with the current rules, regulations and interpretive positions of the Commission and each state. For example, occasionally the Commission or a state will modify a prior position or eliminate a requirement in response to changing regulatory policies or the availability of new investment techniques. Because all except one of each Portfolio's restrictions are fundamental, the Trustees currently may only modify the one nonfundamental investment restriction and may not modify any of the remaining fourteen restrictions to take advantage of these changes without incurring the expense and delay of seeking shareholder approval.

      Accordingly, it is proposed that fundamental investment restrictions Nos. 7, 9, 11(b), 12, 13 and 14, as set forth in Exhibit D (Part I) to this Proxy Statement, be redesignated as nonfundamental. The restrictions proposed to be redesignated as nonfundamental are summarized below, as well as changes that the Trustees intend to make to certain of these restrictions if their redesignation is approved by shareholders. These changes, as further described below, will clarify or modernize and liberalize the Portfolios' existing investment restrictions, and will also give the Portfolios the flexibility at some future date to engage in certain transactions in which the Portfolios do not currently engage, if the Trustees determine that engaging in such transactions is advisable.

1.    RESTRICTION ON PARTICIPATION IN JOINT SECURITIES TRADING ACCOUNTS

      Existing fundamental investment restriction No. 7 prohibits the Portfolios from participating in any securities trading account on a joint or joint-and-several basis. The restriction does not prohibit the "bunching" of a Portfolio's orders for the sale or purchase of marketable securities with orders of other accounts under the Adviser's management. If shareholders approve this Proposal, this restriction will be redesignated as nonfundamental.

2.    RESTRICTION ON SHORT SALES AND MARGIN PURCHASES

      Existing fundamental investment restriction No. 9 prohibits the Portfolios from (1) making short sales of securities and (2) purchasing securities on margin, except as necessary for the clearance of the purchase or sales of securities. If shareholders approve this Proposal, this restriction will be redesignated as nonfundamental. In addition, after such shareholder approval is obtained, the Trustees intend to clarify the part of this restriction that addresses short sales by changing it to permit each Portfolio to make short sales in circumstances where, by virtue of its ownership of other securities, the Portfolio has the right to obtain securities equivalent in kind and amount to the securities sold short.

3. RESTRICTION ON INVESTMENTS IN COMPANIES OF WHICH OFFICERS, TRUSTEES OR DIRECTORS OF THE FUND OR THE ADVISER ARE SHAREHOLDERS

      Existing fundamental investment restriction No. 11(b) prohibits the Portfolios from knowingly purchasing or retaining securities of an issuer if (1) any one officer, Trustee or director of the Portfolios, or of any investment adviser to the Portfolios or any investment management subsidiary of the Adviser individually beneficially owns one-half of 1% of the issuer's securities and (2) such officers, Trustees and directors together own 5% or more of the issuer's securities. If shareholders approve this Proposal, this restriction will be redesignated as nonfundamental.

4.    RESTRICTION ON INVESTMENTS IN OTHER COMPANIES

      Existing fundamental investment restriction No. 12 prohibits the Portfolios from purchasing securities of other investment companies, without exception. If shareholders approve this Proposal, this restriction will be redesignated as nonfundamental.

      In addition, if such shareholder approval is obtained, the Trustees will amend this restriction to permit the Portfolios to purchase securities of other investment companies to the extent permitted by the 1940 Act. As so amended, the restriction would prohibit each Portfolio from purchasing securities if, as a result of such a purchase (1) more than 10% of the Portfolio's total assets would be invested in the securities of other investment companies, (2) the Portfolio would hold more than 3% of the total outstanding voting securities of any one investment company, or (3) more than 5% of the Portfolio's total assets would be invested in the securities of any one investment company. These restrictions would not apply to the investment of cash collateral being held by the Portfolio or the purchase of investment company shares in connection with a merger, consolidation, reorganization or purchase of all or substantially all of the assets of the investment company. The restriction would also prohibit the purchase of securities of closed-end investment companies except under certain circumstances. Finally, the Portfolios' only current nonfundamental investment restriction, which is set forth in Exhibit D (Part I) to this Proxy Statement, would be included in this new restriction.

5.    RESTRICTION ON INVESTMENTS IN UNSEASONED ISSUERS

      Existing fundamental investment restriction No. 13 provides that each Portfolio may invest no more than 5% of its total assets in securities of issuers having, at the time of investment, a record of less than three years' continuous operations. If shareholders approve this Proposal, this restriction will be redesignated as nonfundamental.

      In addition, if such shareholder approval is obtained, the Trustees intend to change this restriction to clarify that the record of an issuer's predecessors may be considered in determining whether the three years' continuous operations requirement has been met.

6.    RESTRICTION ON INVESTMENTS IN RESTRICTED SECURITIES

      Existing fundamental investment restriction No. 14 prohibits each Portfolio from knowingly purchasing any security that is subject to legal or contractual delays in, or restrictions on, resale, or which is not readily marketable, if more than 10% of the net assets of the Portfolio would be invested in such securities. If shareholders approve this Proposal, this restriction will be redesignated as nonfundamental.

      In addition, if such shareholder approval is obtained, the Trustees intend to modify this restriction to increase the percentage of each Portfolio's net assets that may be invested in such securities from 10% to 15%.

TRUSTEES' EVALUATION AND RECOMMENDATION

      In approving this Proposal, the Trustees considered the fact that the proposed redesignations will provide flexibility to adjust to changing regulations and markets, and new investment techniques, without continually incurring the significant expense involved in soliciting proxies. The Trustees believe that this increased flexibility will be beneficial to present shareholders of the Portfolios as well as potential investors.

      Except as described in this Proxy Statement, approval of the proposed redesignations will not result in changes in the Portfolios' Trustees, officers, investment programs and services or any of their operations and services that are described in the Portfolios' current prospectus.

      If this Proposal is not approved by the shareholders, the Portfolios will continue to treat as fundamental their respective investment objectives and those policies and restrictions that are currently designated as fundamental. Alternatively, the Trustees may consider submitting to shareholders at a future meeting separate proposals to redesignate the investment objectives and individual investment policies and restrictions of the Portfolios as nonfundamental.

      THE TRUSTEES RECOMMEND THAT SHAREHOLDERS OF EACH PORTFOLIO VOTE TO REDESIGNATE THE INVESTMENT OBJECTIVE OF THEIR RESPECTIVE PORTFOLIO AND CERTAIN OF THEIR PORTFOLIOS' INVESTMENT POLICIES AND RESTRICTIONS AS NONFUNDAMENTAL.

VOTE REQUIRED

      The Portfolios will vote separately on Proposal 4. Adoption of this Proposal for each Portfolio requires a 1940 Act Majority Shareholder Vote of the Portfolio.

                                   PROPOSAL 5

               PROPOSED AMENDMENT TO THE PORTFOLIOS' FUNDAMENTAL
               INVESTMENT RESTRICTION REGARDING SENIOR SECURITIES

             (FOR SHAREHOLDERS OF EACH PORTFOLIO VOTING SEPARATELY)

      At the meeting on March 5, 1996, the Trustees, including the Independent Trustees, voted to approve and to recommend to the shareholders of the Portfolios that they approve, a proposal to amend the Portfolios' fundamental investment restriction regarding senior securities.

      At present, the Portfolios' fundamental investment restriction No. 1 prohibits the Portfolios from issuing senior securities, except as necessary to make permitted borrowings. The restriction also states that financial futures contracts and repurchase agreements are not considered to be "senior securities" for purposes of the restriction. The current restriction fails to except from this prohibition the issuance of multiple classes of shares (see Proposal 1) and transactions in options on financial futures contracts, which are permitted investments that may involve the issuance of "senior securities." In addition, the current restriction fails to except other options and forward commitments from the prohibition. While other options and forward commitments are not currently permitted investments, the Trustees may, in the future, decide to authorize transactions in such options and forward commitments. Therefore, the Trustees recommend that the shareholders vote to clarify the Portfolios' existing fundamental investment restriction No. 1 by replacing it with the following new fundamental investment restriction:

      "Each Portfolio may not:

      (1)   Issue senior securities, except as permitted by paragraphs (2) and
(7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, and repurchase agreements entered into in accordance with the Portfolio's investment policies, and the pledge, mortgage or hypothecation of the Portfolio's assets within the meaning of paragraph (3) below are not deemed to be senior securities."

      The Portfolios' fundamental investment restrictions, both as they currently exist and as proposed to be redesignated and amended in Proposals 4, 5, 6, 7 and 8 are set forth in Exhibit D to this Proxy Statement. The above description is qualified in its entirety by the full text of Exhibit D.

TRUSTEES' EVALUATION AND RECOMMENDATION

      THE TRUSTEES RECOMMEND THAT SHAREHOLDERS OF EACH PORTFOLIO ADOPT THE PROPOSED AMENDMENT TO THEIR PORTFOLIO'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING SENIOR SECURITIES.

REQUIRED VOTE

      The Portfolios will vote separately on Proposal 5. Adoption of this Proposal for each Portfolio requires a 1940 Act Majority Shareholder Vote of the Portfolio.

                                   PROPOSAL 6

                PROPOSED AMENDMENT TO THE FUNDAMENTAL INVESTMENT
                        RESTRICTION REGARDING BORROWING

             (FOR SHAREHOLDERS OF EACH PORTFOLIO VOTING SEPARATELY)

      At the meeting held on March 5, 1996, the Trustees, including the Independent Trustees, voted to approve, and to recommend to shareholders of each Portfolio that they approve, a proposal to amend the Portfolios' fundamental investment restriction regarding borrowing. At present, the Portfolios are subject to the following investment restriction regarding the making of loans:

      "The Portfolios may not . .

      (2) Borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 5% of the Portfolio's total assets (including the amount borrowed) taken at market value. The Portfolio will not leverage to attempt to increase income. The Portfolio will not purchase securities while borrowings are outstanding."

      If amended as proposed, the fundamental investment restriction would provide that:

      "Each Portfolio may not . . .

      (2) Borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Portfolio's total assets (including the amount borrowed) taken at market value. The Portfolio will not purchase securities while borrowings are outstanding."

      The 1940 Act requires that each Portfolio state a fundamental policy regarding borrowing. The amendment is being proposed with respect to each Portfolio (i) to raise the percentage limit on borrowings to 33 1/3% of the Portfolio's total assets, which percentage limit is the maximum permitted by the 1940 Act, and (ii) to eliminate the prohibition on leveraging to increase income. The prohibition on leveraging to increase income will be adopted by the Trustees as a nonfundamental investment restriction if this Proposal is approved by the shareholders.

      Although the change in percentage limitation is significant, there is no expectation that the Portfolios will engage in borrowing beyond their current practices. The Trustees also believe that the Portfolios will benefit from having the flexibility to borrow more money then they are currently allowed in the event of an emergency. In addition, by redesignating as nonfundamental the prohibition on leveraging to increase income, the Trustees will be able to amend this restriction to respond to changing economic and market conditions without incurring the delay and expense of obtaining prior shareholder approval. The Trustees do not currently contemplate making any modifications to this restriction.

      The Portfolios' fundamental investment restrictions, both as they currently exist and as proposed to be redesignated and amended in Proposals 4, 5, 6, 7 and 8, are set forth in Exhibit D to this Proxy Statement. The above description is qualified in its entirety by the full text of Exhibit D.

TRUSTEE'S EVALUATION AND RECOMMENDATION

      THE TRUSTEES RECOMMEND THAT SHAREHOLDERS OF EACH PORTFOLIO ADOPT THE PROPOSED AMENDMENT TO THEIR PORTFOLIO'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING BORROWING.

REQUIRED VOTE

      The Portfolios will vote separately on Proposal 6. Adoption of this Proposal for each Portfolio requires a 1940 Act Majority Shareholder Vote of the Portfolio.

                                   PROPOSAL 7

                           PROPOSED AMENDMENT TO THE
                       FUNDAMENTAL INVESTMENT RESTRICTION
                         REGARDING THE MAKING OF LOANS

             (FOR SHAREHOLDERS OF EACH PORTFOLIO VOTING SEPARATELY)

      At the meeting held on March 5, 1996, the Trustees, including the Independent Trustees, voted to approve, and to recommend to shareholders of each Portfolio that they approve, a proposal to amend the Portfolios' fundamental investment restriction regarding the making of loans. At present, the Portfolios are subject to the following investment restriction regarding the making of loans:

      "The Portfolios shall not . . .

      (6) Make loans, except for the purchase of a portion of an issue of Tax-Exempt Bonds or short-term taxable investment, whether or not the purchase is made upon the original issuance of such securities, and repurchase agreements entered into in accord with a Portfolio's investment policy."

      The above restriction does not permit the Portfolio to lend portfolio securities. Therefore, the Trustees recommend that shareholders of each Portfolio approve an amendment to the restriction by replacing it with the following new fundamental investment restriction:

      "Each Portfolio may not . . .

      (6) Make loans, except that the Portfolio (1) may lend portfolio securities in accordance with the Portfolio's investment policies up to 33 1/3% of the Portfolio's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities."

      The new fundamental investment restriction would permit each portfolio to lend portfolio securities in an amount up to 33 1/3% of its total assets. By lending portfolio securities, a Portfolio will subject itself to the risk of a loss or delay in the recovery of its securities if a party with which it has engaged in a loan transaction breaches its agreement. The Trustees nevertheless believe that the Portfolios will benefit from having the opportunity to increase their income by lending portfolio securities.

      The Portfolios' fundamental investment restrictions, both as they currently exist and as proposed to be redesignated and amended in Proposals 4, 5, 6, 7 and 8, are set forth in Exhibit D to this Proxy Statement. The above description is qualified in its entirety by the full text of Exhibit D.

TRUSTEES' EVALUATION AND RECOMMENDATION

      THE TRUSTEES RECOMMEND THAT SHAREHOLDERS OF EACH PORTFOLIO ADOPT THE PROPOSED AMENDMENT TO THEIR PORTFOLIO'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING THE MAKING OF LOANS.

REQUIRED VOTE

      The Portfolios will vote separately on Proposal 7. Adoption of his Proposal for each Portfolio requires a 1940 Act Majority Shareholder Vote of the Portfolio.

                                   PROPOSAL 8

               PROPOSED AMENDMENT TO THE PORTFOLIOS' FUNDAMENTAL
                        INVESTMENT RESTRICTION REGARDING
                        TRANSACTIONS IN COMMODITIES AND
                              COMMODITY CONTRACTS

             (FOR SHAREHOLDERS OF EACH PORTFOLIO VOTING SEPARATELY)

      At the meeting held on March 5, 1996, the Trustees, including the Independent Trustees, voted to approve and recommend to shareholders of each Portfolio that they approve, a proposal to amend the Portfolios' fundamental investment restriction regarding investment in commodities and commodity contracts. At present, the Portfolios are subject to the following investment restriction regarding commodities and commodity contracts:

      "The Portfolios shall not . . .

      (7) Buy or sell commodity contracts, except financial futures contracts as described in the Prospectus under the caption 'Investment Objective and Policies.'"

      The above restriction fails to except from the prohibition several permitted investment practices and investment practices that may be permitted in the future that may be considered to involve investments in "commodity contracts." Specifically, the above restriction does not expressly except (1) options on futures, securities and other financial instruments (2) forward commitment transactions, (3) interest rate swaps, caps and floors, (4) securities index put and call warrants and (5) repurchase agreements. For this reason, the Trustees recommend that the shareholders of each Portfolio vote to clarify the above restriction by replacing it with the following new fundamental investment restriction:

      "Each Portfolio may not . . .

      (7) Purchase or sell commodities or commodity contracts or puts, calls or combinations of both, except options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward commitments, interest rate swaps, caps and floors, securities index put or call warrants and repurchase agreements entered into in accordance with the Portfolio's investment policies."

      Even though the Portfolios do not currently engage in all of the investment practices described in the proposed investment restriction, they will not be required to incur the expense of obtaining shareholder approval to amend this restriction in the future if they do engage in such practices.

      The Portfolios' fundamental investment restrictions, both as they currently exist and as proposed to be redesignated and amended in Proposals 4, 5, 6, 7 and 8, are set forth in Exhibit D to this Proxy Statement. The above description is qualified in its entirety by the full text of Exhibit D.

TRUSTEES' EVALUATION AND RECOMMENDATION

      THE TRUSTEES RECOMMEND THAT SHAREHOLDERS OF EACH PORTFOLIO ADOPT THE PROPOSED AMENDMENT TO THEIR PORTFOLIO'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING TRANSACTIONS IN COMMODITIES AND COMMODITY CONTRACTS.

REQUIRED VOTE

      The Portfolios will vote separately on Proposal 8. Adoption of this Proposal for each Portfolio requires a 1940 Act Majority Shareholder Vote of the Portfolio.

                                 OTHER MATTERS

      The Portfolios' management knows of no business to be brought before the Meeting except as described above. However, if any other matters properly come before the Meeting, the persons named in the enclosed form of proxy intend to vote on these matters in accordance with their best judgment. If shareholders would like additional information about the matters proposed for action, the Portfolios' management will be glad to hear from them and to provide further information.

                       PROXIES AND VOTING AT THE MEETING

      Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of their Portfolio. In addition, although mere attendance at the Meeting will not revoke a proxy, a Portfolio shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares of the Portfolio represented thereby in favor of the matters set forth in Proposals 2, 3(a), 3(b), 4, 5, 6, 7 and 8 and for the Nominees in Proposal 1, and will use their best judgment in connection with the transaction of other business that may properly come before the Meeting or any adjournment thereof.

      In addition, John Hancock Mutual Life Insurance Company (the "Life Company") will vote shares of either of the Portfolios held in individual retirement accounts or tax shelter accounts for which the Life Company acts as custodian and with respect to which no proxies have been received by the Life Company. The Life Company will vote such shares in the same proportion as it has been instructed to vote Portfolio shares held by all such accounts for which proxies have been received. The Portfolio shares voted by the Life Company will be counted as present at the Meeting for purposes of establishing a quorum.

      In the event that, at the time any session of the Meeting is called to order, a quorum is not present in person or by proxy for either Portfolio, the persons named as proxies with respect to the Portfolio may vote those proxies that have been received to adjourn the Portfolio's Meeting to a later date. In the event that a quorum is present but sufficient votes by a Portfolio's shareholders in favor of Proposals 2, 3(a), 3(b), 4, 5, 6, 7 and 8 and for the Nominees in Proposal 1 have not been received, the persons named as proxies with respect to the Portfolio will vote those proxies which they are entitled to vote in favor of the relevant Proposal for such an adjournment, and will vote those proxies required to be voted against the Proposal against any adjournment. A shareholder vote for a Portfolio may be taken on one or more of the Proposals in the Proxy Statement prior to the adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

      Shares of beneficial interest of each Portfolio represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the Proposals presented for shareholder approval) will be counted for purposes of determining whether a quorum is present with respect to each Portfolio at the Meeting. Abstentions will be treated as shares that are present and entitled to vote with respect to each Proposal, but will not be counted as a vote in favor of a Proposal. Accordingly, an abstention from voting on a Proposal has the same effect as a vote against the Proposal.

      If a broker or nominee holding shares in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular Proposal, those shares will not be considered as present and entitled to vote with respect to the Proposal. Accordingly, a "broker non-vote" has no effect on the voting in determining whether a Proposal has been adopted pursuant to subsection (i) of the 1940 Act Majority Shareholder Vote definition. In addition, a "broker non-vote" has no effect on the voting in determining whether a Nominee has been elected a Trustee of a Portfolio pursuant to Proposal 1. However, in determining whether a Proposal has been adopted pursuant to subsection (ii) of the 1940 Act Majority Shareholder Vote definition, a "broker non-vote" will have the same effect as a vote against the Proposal because shares represented by a "broker non-vote" are considered outstanding shares.

      In addition to the solicitation of proxies by mail or in person, each Portfolio may also arrange to have votes recorded by telephone by officers and employees of the Portfolio or by personnel of the Adviser, John Hancock Funds or Investor Services. The telephone voting procedure is designed to authenticate a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the Meeting. Neither Portfolio has sought an opinion of counsel on this matter and is unaware of any such challenge at this time.

      A shareholder will be called on a recorded line at the telephone number appearing in the shareholder's account records and will be asked to provide the shareholder's Social Security number or other identifying information. The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the Meeting in accordance with the shareholder's instructions. To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions in the mail. A special toll-free number will be available in case the voting information contained in the confirmation is incorrect. If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

                            SHAREHOLDERS' PROPOSALS

      The Portfolios are not required, and do not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of their respective Portfolio must submit the proposal in writing, so that it is received by the appropriate Portfolio at 101 Huntington Avenue, Boston, Massachusetts 02199 within a reasonable time before any meeting.

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

Boston, Massachusetts
May 17, 1996                     JOHN HANCOCK TAX-EXEMPT SERIES FUND-
                                 MASSACHUSETTS PORTFOLIO
                                 JOHN HANCOCK TAX-EXEMPT SERIES FUND-NEW YORK
                                 PORTFOLIO

                                    EXHIBIT A

                              AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       OF
                       JOHN HANCOCK TAX-EXEMPT SERIES FUND
                              101 Huntington Avenue
                           Boston, Massachusetts 02199

                              Dated _______ , 1996

      DECLARATION OF TRUST made this __day of ___________, 1996 by the undersigned (together with all other persons from time to time duly elected, qualified and serving as Trustees in accordance with the provisions of Article II hereof, the "Trustees");

      WHEREAS, pursuant to a declaration of trust executed and delivered on _________ (the "Original Declaration"), the Trustees established a trust for the investment and reinvestment of funds contributed thereto;

      WHEREAS, the Trustees divided the beneficial interest in the trust assets into transferable shares of beneficial interest, as provided therein;

      WHEREAS, the Trustees declared that all money and property contributed to the trust established thereunder be held and managed in trust for the benefit of the holders, from time to time, of the shares of beneficial interest issued thereunder and subject to the provisions thereof;

      WHEREAS, the Trustees desire to amend and restate the Original
Declaration;

      NOW, THEREFORE, in consideration of the foregoing premises and the agreements contained herein, the undersigned, being all of the Trustees of the trust, hereby amend and restate the Original Declaration as follows:

                                      ARTICLE I

                                NAME AND DEFINITIONS

      Section 1.1. Name. The name of the trust created hereby is "John Hancock Tax-Exempt Series Fund " (the "Trust").

      Section 1.2. Definitions. Wherever they are used herein, the following terms have the following respective meanings:

      (a) "Administrator" means the party, other than the Trust, to the contract described in Section 3.3 hereof.

      (b) "By-laws" means the By-laws referred to in Section 2.8 hereof, as amended from time to time.

      (c) "Class" means any division of shares within a Series in accordance with the provisions of Article V.

      (d) The terms "Commission" and "Interested Person" have the meanings given them in the 1940 Act. Except as such term may be otherwise defined by the Trustees in conjunction with the establishment of any Series, the term "vote of a majority of the Outstanding Shares entitled to vote" shall have the same meaning as is assigned to the term "vote of a majority of the outstanding voting securities" in the 1940 Act.

      (e) "Custodian" means any Person other than the Trust who has custody of any Trust Property as required by Section 17(f) of the 1940 Act, but does not include a system for the central handling of securities described in said
Section 17(f).

      (f) "Declaration" means this Declaration of Trust as amended from time to time. Reference in this Declaration of Trust to "Declaration," "hereof," "herein," and "hereunder" shall be deemed to refer to this Declaration rather than exclusively to the article or section in which such words appear.

      (g) "Distributor" means the party, other than the Trust, to the contract described in Section 3.1 hereof.

      (h) "Fund" or "Funds" individually or collectively, means the separate Series of the Trust, together with the assets and liabilities assigned thereto.

      (i) "Fundamental Restrictions" means the investment restrictions set forth in the Prospectus and Statement of Additional Information for any Series and designated as fundamental restrictions therein with respect to such Series.

      (j) "His" shall include the feminine and neuter, as well as the masculine, genders.

      (k) "Investment Adviser" means the party, other than the Trust, to the contract described in Section 3.2 hereof.

      (l) The "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

      (m) "Person" means and includes individuals, corporations, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

      (n) "Prospectus" means the Prospectuses and Statements of Additional Information included in the Registration Statement of the Trust under the Securities Act of 1933, as amended, as such Prospectuses and Statements of Additional Information may be amended or supplemented and filed with the Commission from time to time.

      (o) "Series" individually or collectively means the separately managed component(s) of the Trust (or, if the Trust shall have only one such component, then that one) as may be established and designated from time to time by the Trustees pursuant to Section 5.11 hereof.

      (p)   "Shareholder" means a record owner of Outstanding Shares.

      (q) "Shares" means the equal proportionate units of interest into which the beneficial interest in the Trust shall be divided from time to time, including the Shares of any and all Series or of any Class within any Series (as the context may require) which may be established by the Trustees, and includes fractions of Shares as well as whole Shares. "Outstanding" Shares means those Shares shown from time to time on the books of the Trust or its Transfer Agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust and which are at the time held in the treasury of the Trust.

      (r) "Transfer Agent" means any Person other than the Trust who maintains the Shareholder records of the Trust, such as the list of Shareholders, the number of Shares credited to each account, and the like.

      (s)   "Trust" means John Hancock Tax-Exempt Series Fund.

      (t) "Trustees" means the persons who have signed this Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who now serve or may from time to time be duly elected, qualified and serving as Trustees in accordance with the provisions of Article II hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in this capacity or their capacities as trustees hereunder.

      (u) "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees, including any and all assets of or allocated to any Series or Class, as the context may require.

                                   ARTICLE II

                                    TRUSTEES

      Section 2.1. General Powers. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by this Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without The Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees.

      The enumeration of any specific power herein shall not be construed as limiting the aforesaid powers. Such powers of the Trustees may be exercised without order of or resort to any court.

      Section 2.2. Investments. The Trustees shall have the power:

      (a) To operate as and carry on the business of an investment company, and exercise all the powers necessary and appropriate to the conduct of such operations.

      (b) To invest in, hold for investment, or reinvest in, cash; securities, including common, preferred and preference stocks; warrants; subscription rights; profit-sharing interests or participations and all other contracts for or evidence of equity interests; bonds, debentures, bills, time notes and all other evidences of indebtedness; negotiable or non-negotiable instruments; government securities, including securities of any state, municipality or other political subdivision thereof, or any governmental or quasi-governmental agency or instrumentality; and money market instruments including bank certificates of deposit, finance paper, commercial paper, bankers' acceptances and all kinds of repurchase agreements, of any corporation, company, trust, association, firm or other business organization however established, and of any country, state, municipality or other political subdivision, or any governmental or quasi-governmental agency or instrumentality; any other security, instrument or contract the acquisition or execution of which is not prohibited by any Fundamental Restriction; and the Trustees shall be deemed to have the foregoing powers with respect to any additional securities in which the Trust may invest should the Fundamental Restrictions be amended.

      (c) To acquire (by purchase, subscription or otherwise), to hold, to trade in and deal in, to acquire any rights or options to purchase or sell, to sell or otherwise dispose of, to lend and to pledge any such securities, to enter into repurchase agreements, reverse repurchase agreements, firm commitment agreements, forward foreign currency exchange contracts, interest rate, mortgage or currency swaps, and interest rate caps, floors and collars, to purchase and sell options on securities, indices, currency, swaps or other financial assets, futures contracts and options on futures contracts of all descriptions and to engage in all types of hedging, risk management or income enhancement transactions.

      (d) To exercise all rights, powers and privileges of ownership or interest in all securities and repurchase agreements included in the Trust Property, including the right to vote thereon and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in value of all such securities and repurchase agreements.

      (e) To acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, including cash or foreign currency, and any interest therein.

      (f) To borrow money and in this connection issue notes or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the Trust Property; and to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person and to lend Trust Property.

      (g) To aid by further investment any corporation, company, trust, association or firm, any obligation of or interest in which is included in the Trust Property or in the affairs of which the Trustees have any direct or indirect interest; to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest; and to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any such corporation, company, trust, association or firm.

      (h) To enter into a plan of distribution and any related agreements whereby the Trust may finance directly or indirectly any activity which is primarily intended to result in the distribution and/or servicing of Shares.

      (i) To adopt on behalf of the Trust or any Series thereof an alternative purchase plan providing for the issuance of multiple Classes of Shares (as authorized herein at Section 5.11).

      (j) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or arising out of or connected with the aforesaid business or purposes, objects or powers.

      The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees.

      Notwithstanding any other provision herein, the Trustees shall have full power in their discretion as contemplated in Section 8.5, without any requirement of approval by Shareholders, to invest part or all of the Trust Property (or part or all of the assets of any Series), or to dispose of part or all of the Trust Property (or part or all of the assets of any Series) and invest the proceeds of such disposition, in securities issued by one or more other investment companies registered under the 1940 Act. Any such other investment company may (but need not) be a trust (formed under the laws of any state) which is classified as a partnership or corporation for federal income tax purposes.

      The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

      Section 2.3. Legal Title. Legal title to all the Trust Property shall be vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust or any Series of the Trust, or in the name of any other Person as nominee, on such terms as the Trustees may determine, provided that the interest of the Trust therein is deemed appropriately protected. The right, title and interest of the Trustees in the Trust Property and the Property of each Series of the Trust shall vest automatically in each Person who may hereafter become a Trustee. Upon the termination of the term of office, resignation, removal or death of a Trustee he shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

      Section 2.4. Issuance and Repurchase of Shares. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and, subject to the provisions set forth in Articles VI and VII and Section 5.11 hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust or of the particular Series with respect to which such Shares are issued, whether capital or surplus or otherwise, to the full extent now or hereafter permitted by the laws of The Commonwealth of Massachusetts governing business corporations.

      Section 2.5. Delegation; Committees. The Trustees shall have power, consistent with their continuing exclusive authority over the management of the Trust and the Trust Property, to delegate from time to time to such of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or any Series of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, to the same extent as such delegation is permitted by the 1940 Act.

      Section 2.6. Collection and Payment. The Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

      Section 2.7. Expenses. The Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees and Trustees.

      Section 2.8. Manner of Acting; By-laws. Except as otherwise provided herein or in the By-laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees, including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of a majority of Trustees then in office. The Trustees may adopt By-laws not inconsistent with this Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-laws to the extent such power is not reserved to the Shareholders.

      Notwithstanding the foregoing provisions of this Section 2.8 and in addition to such provisions or any other provision of this Declaration or of the By-laws, the Trustees may by resolution appoint a committee consisting of less than the whole number of Trustees then in office, which committee may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committee were the acts of all the Trustees then in office, with respect to the institution, prosecution, dismissal, settlement, review or investigation of any action, suit or proceeding which shall be pending or threatened to be brought before any court, administrative agency or other adjudicatory body.

      Section 2.9. Miscellaneous Powers. The Trustees shall have the power to:
(a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust or any Series thereof; (b) enter into joint ventures, partnerships and any other combinations or associations;
(c) remove Trustees, fill vacancies in, add to or subtract from their number, elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate, and appoint from their own number, and terminate, any one or more committees which may exercise some or all of the power and authority of the Trustees as the Trustees may determine; (d) purchase, and pay for out of Trust Property or the property of the appropriate Series of the Trust, insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, administrators, distributors, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability; (e) establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans for any Trustees, officers, employees and agents of the Trust; (f) to the extent permitted by law, indemnify any person with whom the Trust or any Series thereof has dealings, including the Investment Adviser, Administrator, Distributor, Transfer Agent and selected dealers, to such extent as the Trustees shall determine; (g) guarantee indebtedness or contractual obligations of others; (h) determine and change the fiscal year and taxable year of the Trust or any Series thereof and the method by which its or their accounts shall be kept; and (i) adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

      Section 2.10. Principal Transactions. Except for transactions not permitted by the 1940 Act or rules and regulations adopted, or orders issued, by the Commission thereunder, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust or any Series thereof to any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with the Investment Adviser, Distributor or Transfer Agent or with any Interested Person of such Person; and the Trust or a Series thereof may employ any such Person, or firm or company in which such Person is an Interested Person, as broker, legal counsel, registrar, transfer agent, dividend disbursing agent or custodian upon customary terms.

      Section 2.11. Litigation. The Trustees shall have the power to engage in and to prosecute, defend, compromise, abandon, or adjust by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust, and out of the assets of the Trust or any Series thereof to pay or to satisfy any debts, claims or expenses incurred in connection therewith, including those of litigation, and such power shall include without limitation the power of the Trustees or any appropriate committee thereof, in the exercise of their or its good faith business judgment, to dismiss any action, suit, proceeding, dispute, claim, or demand, derivative or otherwise, brought by any person, including a Shareholder in its own name or the name of the Trust, whether or not the Trust or any of the Trustees may be named individually therein or the subject matter arises by reason of business for or on behalf of the Trust.

      Section 2.12. Number of Trustees. The initial Trustees shall be the persons initially signing the Original Declaration. The number of Trustees (other than the initial Trustees) shall be such number as shall be fixed from time to time by vote of a majority of the Trustees, provided, however, that the number of Trustees shall in no event be less than one (1).

      Section 2.13. Election and Term. Except for the Trustees named herein or appointed to fill vacancies pursuant to Section 2.15 hereof, the Trustees may succeed themselves and shall be elected by the Shareholders owning of record a plurality of the Shares voting at a meeting of Shareholders on a date fixed by the Trustees. Except in the event of resignations or removals pursuant to
Section 2.14 hereof, each Trustee shall hold office until such time as less than a majority of the Trustees holding office has been elected by Shareholders. In such event the Trustees then in office shall call a Shareholders' meeting for the election of Trustees. Except for the foregoing circumstances, the Trustees shall continue to hold office and may appoint successor Trustees.

      Section 2.14. Resignation and Removal. Any Trustee may resign his trust (without the need for any prior or subsequent accounting) by an instrument in writing signed by him and delivered to the other Trustees and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust (for purposes of determining the circumstances and procedures under which any such removal by the Shareholders may take place, the provisions of Section 16(c) of the 1940 Act (or any successor provisions) shall be applicable to the same extent as if the Trust were subject to the provisions of that Section). Upon the resignation or removal of a Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning or removed Trustee. Upon the incapacity or death of any Trustee, his legal representative shall execute and deliver on his behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

      Section 2.15. Vacancies. The term of office of a Trustee shall terminate and a vacancy shall occur in the event of his death, retirement, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee. No such vacancy shall operate to annul the Declaration or to revoke any existing agency created pursuant to the terms of the Declaration. In the case of an existing vacancy, including a vacancy existing by reason of an increase in the number of Trustees, subject to the provisions of Section 16(a) of the 1940 Act, the remaining Trustees shall fill such vacancy by the appointment of such other person as they in their discretion shall see fit, made by vote of a majority of the Trustees then in office. Any such appointment shall not become effective, however, until the person named in the vote approving the appointment shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Declaration. An appointment of a Trustee may be made in anticipation of a vacancy to occur at a later date by reason of retirement, resignation or increase in the number of Trustees, provided that such appointment shall not become effective prior to such retirement, resignation or increase in the number of Trustees. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in this Section 2.15, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Declaration. The vote by a majority of the Trustees in office, fixing the number of Trustees shall be conclusive evidence of the existence of such vacancy.

      Section 2.16. Delegation of Power to Other Trustees. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six (6) months at any one time to any other Trustee or Trustees; provided that in no case shall fewer than two (2) Trustees personally exercise the powers granted to the Trustees under this Declaration except as herein otherwise expressly provided.

                                   ARTICLE III

                                    CONTRACTS

      Section 3.1. Distribution Contract. The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive distribution contract or contracts providing for the sale of the Shares to net the Trust or the applicable Series of the Trust not less than the amount provided for in Section
7.1 of Article VII hereof, whereby the Trustees may either agree to sell the Shares to the other party to the contract or appoint such other party as their sales agent for the Shares, and in either case on such terms and conditions, if any, as may be prescribed in the By-laws, and such further terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Article III or of the By-laws; and such contract may also provide for the repurchase of the Shares by such other party as agent of the Trustees.

      Section 3.2. Advisory or Management Contract. The Trustees may in their discretion from time to time enter into one or more investment advisory or management contracts or, if the Trustees establish multiple Series, separate investment advisory or management contracts with respect to one or more Series whereby the other party or parties to any such contracts shall undertake to furnish the Trust or such Series management, investment advisory, administration, accounting, legal, statistical and research facilities and services, promotional or marketing activities, and such other facilities and services, if any, as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provisions of the Declaration, the Trustees may authorize the Investment Advisers, or any of them, under any such contracts (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales, loans or exchanges of portfolio securities and other investments of the Trust on behalf of the Trustees or may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of such Investment Advisers, or any of them (and all without further action by the Trustees). Any such purchases, sales, loans and exchanges shall be deemed to have been authorized by all of the Trustees. The Trustees may, in their sole discretion, call a meeting of Shareholders in order to submit to a vote of Shareholders at such meeting the approval or continuance of any such investment advisory or management contract. If the Shareholders of any one or more of the Series of the Trust should fail to approve any such investment advisory or management contract, the Investment Adviser may nonetheless serve as Investment Adviser with respect to any Series whose Shareholders approve such contract.

      Section 3.3. Administration Agreement. The Trustees may in their discretion from time to time enter into an administration agreement or, if the Trustees establish multiple Series or Classes, separate administration agreements with respect to each Series or Class, whereby the other party to such agreement shall undertake to manage the business affairs of the Trust or of a Series or Class thereof and furnish the Trust or a Series or a Class thereof with office facilities, and shall be responsible for the ordinary clerical, bookkeeping and recordkeeping services at such office facilities, and other facilities and services, if any, and all upon such terms and conditions as the Trustees may in their discretion determine.

      Section 3.4. Service Agreement. The Trustees may in their discretion from time to time enter into Service Agreements with respect to one or more Series or Classes thereof whereby the other parties to such Service Agreements will provide administration and/or support services pursuant to administration plans and service plans, and all upon such terms and conditions as the Trustees in their discretion may determine.

      Section 3.5. Transfer Agent. The Trustees may in their discretion from time to time enter into a transfer agency and shareholder service contract whereby the other party to such contract shall undertake to furnish transfer agency and shareholder services to the Trust. The contract shall have such terms and conditions as the Trustees may in their discretion determine not inconsistent with the Declaration. Such services may be provided by one or more Persons.

      Section 3.6. Custodian. The Trustees may appoint or otherwise engage one or more banks or trust companies, each having an aggregate capital, surplus and undivided profits (as shown in its last published report) of at least two million dollars ($2,000,000) to serve as Custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the By-laws of the Trust. The Trustees may also authorize the Custodian to employ one or more sub-custodians, including such foreign banks and securities depositories as meet the requirements of applicable provisions of the 1940 Act, and upon such terms and conditions as may be agreed upon between the Custodian and such sub-custodian, to hold securities and other assets of the Trust and to perform the acts and services of the Custodian, subject to applicable provisions of law and resolutions adopted by the Trustees.

      Section 3.7. Affiliations of Trustees or Officers, Etc. The fact that:

               (i) any of the Shareholders, Trustees or officers of the Trust or any Series thereof is a shareholder, director, officer, partner, trustee, employee, manager, adviser or distributor of or for any partnership, corporation, trust, association or other organization or of or for any parent or affiliate of any organization, with which a contract of the character described in Sections 3.1, 3.2, 3.3 or 3.4 above or for services as Custodian, Transfer Agent or disbursing agent or for providing accounting, legal and printing services or for related services may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder of or has an interest in the Trust, or that

              (ii) any partnership, corporation, trust, association or other organization with which a contract of the character described in Sections 3.1, 3.2, 3.3 or 3.4 above or for services as Custodian, Transfer Agent or disbursing agent or for related services may have been or may hereafter be made also has any one or more of such contracts with one or more other partnerships, corporations, trusts, associations or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

      Section 3.8. Compliance with 1940 Act. Any contract entered into pursuant to Sections 3.1 or 3.2 shall be consistent with and subject to the requirements of Section 15 of the 1940 Act (including any amendment thereof or other applicable Act of Congress hereafter enacted), as modified by any applicable order or orders of the Commission, with respect to its continuance in effect, its termination and the method of authorization and approval of such contract or renewal thereof.

                                   ARTICLE IV

                    LIMITATIONS OF LIABILITY OF SHAREHOLDERS,
                               TRUSTEES AND OTHERS

      Section 4.1. No Personal Liability of Shareholders, Trustees, Etc. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust or any Series thereof. No Trustee, officer, employee or agent of the Trust or any Series thereof shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, except to the extent arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person; and all such Persons shall look solely to the Trust Property, or to the Property of one or more specific Series of the Trust if the claim arises from the conduct of such Trustee, officer, employee or agent with respect to only such Series, for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust or any Series thereof, is made a party to any suit or proceeding to enforce any such liability of the Trust or any Series thereof, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) out of the Trust Property for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of assets of the one or more Series whose Shares were held by said Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this
Section 4.1 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust or any Series thereof to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

      Section 4.2. Non-Liability of Trustees, Etc. No Trustee, officer, employee or agent of the Trust or any Series thereof shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

      Section 4.3. Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

               (i) every person who is, or has been, a Trustee, officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) shall be indemnified by the Trust, or by one or more Series thereof if the claim arises from his or her conduct with respect to only such Series, to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

              (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

      (b) No indemnification shall be provided hereunder to a Trustee or officer:

               (i) against any liability to the Trust, a Series thereof or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

              (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or a Series thereof;

             (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

                       (A) by the court or other body approving the settlement or other disposition;

                       (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel; or

                       (C) by a vote of a majority of the Shares outstanding and entitled to vote (excluding Shares owned of record or beneficially by such individual).

      (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust or any Series thereof other than Trustees and officers may be entitled by contract or otherwise under law.

      (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this
Section 4.3 may be advanced by the Trust or a Series thereof prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

               (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust or Series thereof shall be insured against losses arising out of any such advances; or

              (ii) a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

      As used in this Section 4.3, a "Non-interested Trustee" is one who (i) is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) is not involved in the claim, action, suit or proceeding.

      Section 4.4. No Bond Required of Trustees. No Trustee shall be obligated to give any bond or other security for the performance of any of his duties hereunder.

      Section 4.5. No Duty of Investigation; Notice in Trust Instruments, Etc. No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust or a Series thereof shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or a Series thereof or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust or a Series thereof. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or a Series thereof or undertaking made or issued by the Trustees may recite that the same is executed or made by them not individually, but as Trustees under the Declaration, and that the obligations of the Trust or a Series thereof under any such instrument are not binding upon any of the Trustees or Shareholders individually, but bind only the Trust Property or the Trust Property of the applicable Series, and may contain any further recital which they may deem appropriate, but the omission of such recital shall not operate to bind the Trustees individually. The Trustees shall at all times maintain insurance for the protection of the Trust Property or the Trust Property of the applicable Series, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

      Section 4.6. Reliance on Experts, Etc. Each Trustee, officer or employee of the Trust or a Series thereof shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust or a Series thereof, upon an opinion of counsel, or upon reports made to the Trust or a Series thereof by any of its officers or employees or by the Investment Adviser, the Administrator, the Distributor, Transfer Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

                                    ARTICLE V

                          SHARES OF BENEFICIAL INTEREST

      Section 5.1. Beneficial Interest. The interest of the beneficiaries hereunder shall be divided into transferable Shares of beneficial interest without par value. The number of such Shares of beneficial interest authorized hereunder is unlimited. The Trustees shall have the exclusive authority without the requirement of Shareholder approval to establish and designate one or more Series of shares and one or more Classes thereof as the Trustees deem necessary or desirable. Each Share of any Series shall represent an equal proportionate Share in the assets of that Series with each other Share in that Series. Subject to the provisions of Section 5.11 hereof, the Trustees may also authorize the creation of additional Series of Shares (the proceeds of which may be invested in separate, independently managed portfolios) and additional Classes of Shares within any Series. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split in Shares, shall be fully paid and nonassessable.

      Section 5.2. Rights of Shareholders. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights specifically set forth in this Declaration. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any Series or Class of Shares.

      Section 5.3. Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

      Section 5.4. Issuance of Shares. The Trustees in their discretion may, from time to time without a vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times and on such terms as the Trustees may deem best, except that only Shares previously contracted to be sold may be issued during any period when the right of redemption is suspended pursuant to Section 6.9 hereof, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares and Shares held in the treasury. The Trustees may from time to time divide or combine the Shares of the Trust or, if the Shares be divided into Series or Classes, of any Series or any Class thereof of the Trust, into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust or in the Trust Property allocated or belonging to such Series or Class. Contributions to the Trust or Series thereof may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1000ths of a Share or integral multiples thereof.

      Section 5.5. Register of Shares. A register shall be kept at the principal office of the Trust or an office of the Transfer Agent which shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as provided herein or in the By-laws, until he has given his address to the Transfer Agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of share certificates and promulgate appropriate rules and regulations as to their use.

      Section 5.6. Transfer of Shares. Shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized in writing, upon delivery to the Trustees or the Transfer Agent of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

      Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or the Transfer Agent, but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

      Section 5.7. Notices. Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Shareholder of record at his last known address as recorded on the register of the Trust.

      Section 5.8. Treasury Shares. Shares held in the treasury shall, until resold pursuant to Section 5.4, not confer any voting rights on the Trustees, nor shall such Shares be entitled to any dividends or other distributions declared with respect to the Shares.

      Section 5.9. Voting Powers. The Shareholders shall have power to vote only
(i) for the election of Trustees as provided in Section 2.13; (ii) with respect to any investment advisory contract entered into pursuant to Section 3.2; (iii) with respect to termination of the Trust or a Series or Class thereof as provided in Section 8.2; (iv) with respect to any amendment of this Declaration to the limited extent and as provided in Section 8.3; (v) with respect to a merger, consolidation or sale of assets as provided in Section 8.4; (vi) with respect to incorporation of the Trust to the extent and as provided in Section 8.5; (vii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or a Series thereof or the Shareholders of either; (viii) with respect to any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act, and related matters; and (ix) with respect to such additional matters relating to the Trust as may be required by this Declaration, the By-laws or any registration of the Trust as an investment company under the 1940 Act with the Commission (or any successor agency) or as the Trustees may consider necessary or desirable. As determined by the Trustees without the vote or consent of shareholders, on any matter submitted to a vote of Shareholders either (i) each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote or (ii) each dollar of net asset value (number of Shares owned times net asset value per share of such Series or Class, as applicable) shall be entitled to one vote on any matter on which such Shares are entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. The Trustees may, in conjunction with the establishment of any further Series or any Classes of Shares, establish conditions under which the several Series or Classes of Shares shall have separate voting rights or no voting rights. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration or the By-laws to be taken by Shareholders. The By-laws may include further provisions for Shareholders' votes and meetings and related matters.

      Section 5.10. Meetings of Shareholders. No annual or regular meetings of Shareholders are required. Special meetings of the Shareholders, including meetings involving only the holders of Shares of one or more but less than all Series or Classes thereof, may be called at any time by the Chairman of the Board, President, or any Vice-President of the Trust, and shall be called by the President or the Secretary at the request, in writing or by resolution, of a majority of the Trustees, or at the written request of the holder or holders of ten percent (10%) or more of the total number of Outstanding Shares of the Trust entitled to vote at such meeting. Meetings of the Shareholders of any Series shall be called by the President or the Secretary at the written request of the holder or holders of ten percent (10%) or more of the total number of Outstanding Shares of such Series of the Trust entitled to vote at such meeting. Any such request shall state the purpose of the proposed meeting.

      Section 5.11. Series or Class Designation. (a) Without limiting the authority of the Trustees set forth in Section 5.1 to two and designate any further Series or Classes, the Trustees hereby establish the following Series, each of which consists of two Classes of Shares: John Hancock Massachusetts Tax-Free Income Fund and John Hancock New York Tax-Free Income Fund (the "Existing Series").

      (b) The Shares of the Existing Series and Class thereof herein established and designated and any Shares of any further Series and Classes thereof that may from time to time be established and designated by the Trustees shall be established and designated, and the variations in the relative rights and preferences as between the different Series shall be fixed and determined, by the Trustees (unless the Trustees otherwise determine with respect to further Series or Classes at the time of establishing and designating the same); provided, that all Shares shall be identical except that there may be variations so fixed and determined between different Series or Classes thereof as to investment objective, policies and restrictions, purchase price, payment obligations, distribution expenses, right of redemption, special and relative rights as to dividends and on liquidation, conversion rights, exchange rights, and conditions under which the several Series or Classes shall have separate voting rights, all of which are subject to the limitations set forth below. All references to Shares in this Declaration shall be deemed to be Shares of any or all Series or Classes as the context may require.

      (c) As to any Existing Series and Classes herein established and designated and any further division of Shares of the Trust into additional Series or Classes, the following provisions shall be applicable:

             (i) The number of authorized Shares and the number of Shares of each Series or Class thereof that may be issued shall be unlimited. The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Series or Class into one or more Series or one or more Classes that may be established and designated from time to time. The Trustees may hold as treasury shares (of the same or some other Series or Class), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any Series or Class reacquired by the Trust at their discretion from time to time.

            (ii) All consideration received by the Trust for the issue or sale of Shares of a particular Series or Class, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors of such Series and except as may otherwise be required by applicable tax laws, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series, the Trustees shall allocate them among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes. No holder of Shares of any Series shall have any claim on or right to any assets allocated or belonging to any other Series.

           (iii) The assets belonging to each particular Series shall be charged with the liabilities of the Trust in respect of that Series or the appropriate Class or Classes thereof and all expenses, costs, charges and reserves attributable to that Series or Class or Classes thereof, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Series and Classes for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items are capital; and each such determination and allocation shall be conclusive and binding upon the

Shareholders. The assets of a particular Series of the Trust shall under no circumstances be charged with liabilities attributable to any other Series or Class thereof of the Trust. All persons extending credit to, or contracting with or having any claim against a particular Series or Class of the Trust shall look only to the assets of that particular Series for payment of such credit, contract or claim.

            (iv) The power of the Trustees to pay dividends and make distributions shall be governed by Section 7.2 of this Declaration. With respect to any Series or Class, dividends and distributions on Shares of a particular Series or Class may be paid with such frequency as the Trustees may determine, which may be daily or otherwise, pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the holders of Shares of that Series or Class, from such of the income and capital gains, accrued or realized, from the assets belonging to that Series, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that Series or Class. All dividends and distributions on Shares of a particular Series or Class shall be distributed pro rata to the Shareholders of that Series or Class in proportion to the number of Shares of that Series or Class held by such Shareholders at the time of record established for the payment of such dividends or distribution.

             (v) Each Share of a Series of the Trust shall represent a beneficial interest in the net assets of such Series. Each holder of Shares of a Series or Class thereof shall be entitled to receive his pro rata share of distributions of income and capital gains made with respect to such Series or Class net of expenses. Upon redemption of his Shares or indemnification for liabilities incurred by reason of his being or having been a Shareholder of a Series or Class, such Shareholder shall be paid solely out of the funds and property of such Series of the Trust. Upon liquidation or termination of a Series or Class thereof of the Trust, Shareholders of such Series or Class thereof shall be entitled to receive a pro rata share of the net assets of such Series. A Shareholder of a particular Series of the Trust shall not be entitled to participate in a derivative or class action on behalf of any other Series or the Shareholders of any other Series of the Trust.

            (vi) On each matter submitted to a vote of Shareholders, all Shares of all Series and Classes shall vote as a single class; provided, however, that (1) as to any matter with respect to which a separate vote of any Series or Class is required by the 1940 Act or is required by attributes applicable to any Series or Class or is required by any Rule 12b-1 plan, such requirements as to a separate vote by that Series or Class shall apply, (2) to the extent that a matter referred to in clause (1) above, affects more than one Class or Series and the interests of each such Class or Series in the matter are identical, then, subject to clause (3) below, the Shares of all such affected Classes or Series shall vote as a single Class; (3) as to any matter which does not affect the interests of a particular Series or Class, only the holders of Shares of the one or more affected Series or Classes shall be entitled to vote; and (4) the provisions of the following sentence shall apply. On any matter that pertains to any particular Class of a particular Series or to any Class expenses with respect to any Series which matter may be submitted to a vote of Shareholders, only Shares of the affected Class or that Series, as the case may be, shall be entitled to vote except that: (i) to the extent said matter affects Shares of another Class or Series, such other Shares shall also be entitled to vote, and in such cases Shares of the affected Class, as the case may be, of such Series shall be voted in the aggregate together with such other Shares; and
(ii) to the extent that said matter does not affect Shares of a particular Class of such Series, said Shares shall not be entitled to vote (except where otherwise required by law or permitted by the Trustees acting in their sole discretion) even though the matter is submitted to a vote of the Shareholders of any other Class or Series.

           (vii) Except as otherwise provided in this Article V, the Trustees shall have the power to determine the designations, preferences, privileges, payment obligations, limitations and rights, including voting and dividend rights, of each Class and Series of Shares. Subject to compliance with the requirements of the 1940 Act, the Trustees shall have the authority to provide that the holders of Shares of any Series or Class shall have the right to convert or exchange said Shares into Shares of one or more Series or Classes of Shares in accordance with such requirements, conditions and procedures as may be established by the Trustees.

          (viii) The establishment and designation of any Series or Classes of Shares shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such Series or Classes, or as otherwise provided in such instrument. At any time that there are no Shares outstanding of any particular Series or Class previously established and designated, the Trustees may by an instrument executed by a majority of their number abolish that Series or Class and the establishment and designation thereof. Each instrument referred to in this section shall have the status of an amendment to this Declaration.

      Section 5.12. Assent to Declaration of Trust. Every Shareholder, by virtue of having become a Shareholder, shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto.

                                   ARTICLE VI

                       REDEMPTION AND REPURCHASE OF SHARES

      Section 6.1. Redemption of Shares. (a) All Shares of the Trust shall be redeemable, at the redemption price determined in the manner set out in this Declaration. Redeemed or repurchased Shares may be resold by the Trust. The Trust may require any Shareholder to pay a sales charge to the Trust, the underwriter, or any other person designated by the Trustees upon redemption or repurchase of Shares in such amount and upon such conditions as shall be determined from time to time by the Trustees.

      (b) The Trust shall redeem the Shares of the Trust or any Series or Class thereof at the price determined as hereinafter set forth, upon the appropriately verified written application of the record holder thereof (or upon such other form of request as the Trustees may determine) at such office or agency as may be designated from time to time for that purpose by the Trustees. The Trustees may from time to time specify additional conditions, not inconsistent with the 1940 Act, regarding the redemption of Shares in the Trust's then effective Prospectus.

      Section 6.2. Price. Shares shall be redeemed at a price based on their net asset value determined as set forth in Section 7.1 hereof as of such time as the Trustees shall have theretofore prescribed by resolution. In the absence of such resolution, the redemption price of Shares deposited shall be based on the net asset value of such Shares next determined as set forth in Section 7.1 hereof after receipt of such application. The amount of any contingent deferred sales charge or redemption fee payable upon redemption of Shares may be deducted from the proceeds of such redemption.

      Section 6.3. Payment. Payment of the redemption price of Shares of the Trust or any Series or Class thereof shall be made in cash or in property to the Shareholder at such time and in the manner, not inconsistent with the 1940 Act or other applicable laws, as may be specified from time to time in the Trust's then effective Prospectus(es), subject to the provisions of Section 6.4 hereof. Notwithstanding the foregoing, the Trustees may withhold from such redemption proceeds any amount arising (i) from a liability of the redeeming Shareholder to the Trust or (ii) in connection with any Federal or state tax withholding requirements.

      Section 6.4. Effect of Suspension of Determination of Net Asset Value. If, pursuant to Section 6.9 hereof, the Trustees shall declare a suspension of the determination of net asset value with respect to Shares of the Trust or of any Series or Class thereof, the rights of Shareholders (including those who shall have applied for redemption pursuant to Section 6.1 hereof but who shall not yet have received payment) to have Shares redeemed and paid for by the Trust or a Series or Class thereof shall be suspended until the termination of such suspension is declared. Any record holder who shall have his redemption right so suspended may, during the period of such suspension, by appropriate written notice of revocation at the office or agency where application was made, revoke any application for redemption not honored and withdraw any Share certificates on deposit. The redemption price of Shares for which redemption applications have not been revoked shall be based on the net asset value of such Shares next determined as set forth in Section 7.1 after the termination of such suspension, and payment shall be made within seven (7) days after the date upon which the application was made plus the period after such application during which the determination of net asset value was suspended.

      Section 6.5. Repurchase by Agreement. The Trust may repurchase Shares directly, or through the Distributor or another agent designated for the purpose, by agreement with the owner thereof at a price not exceeding the net asset value per share determined as of the time when the purchase or contract of purchase is made or the net asset value as of any time which may be later determined pursuant to Section 7.1 hereof, provided payment is not made for the Shares prior to the time as of which such net asset value is determined.

      Section 6.6. Redemption of Shareholder's Interest. The Trustees, in their sole discretion, may cause the Trust to redeem all of the Shares of one or more Series or Class thereof held by any Shareholder if the value of such Shares held by such Shareholder is less than the minimum amount established from time to time by the Trustees.

      Section 6.7. Redemption of Shares in Order to Qualify as Regulated Investment Company; Disclosure of Holding. (a) If the Trustees shall, at any time and in good faith, be of the opinion that direct or indirect ownership of Shares or other securities of the Trust has or may become concentrated in any Person to an extent which would disqualify the Trust or any Series of the Trust as a regulated investment company under the Internal Revenue Code of 1986, then the Trustees shall have the power by lot or other means deemed equitable by them
(i) to call for redemption by any such Person a number, or principal amount, of Shares or other securities of the Trust or any Series of the Trust sufficient to maintain or bring the direct or indirect ownership of Shares or other securities of the Trust or any Series of the Trust into conformity with the requirements for such qualification and (ii) to refuse to transfer or issue Shares or other securities of the Trust or any Series of the Trust to any Person whose acquisition of the Shares or other securities of the Trust or any Series of the Trust in question would result in such disqualification. The redemption shall be effected at the redemption price and in the manner provided in Section 6.1.

      (b) The holders of Shares or other securities of the Trust or any Series of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust or any Series of the Trust as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code of 1986, as amended, or to comply with the requirements of any other taxing authority.

      Section 6.8. Reductions in Number of Outstanding Shares Pursuant to Net Asset Value Formula. The Trust may also reduce the number of outstanding Shares of the Trust or of any Series of the Trust pursuant to the provisions of Section 7.3.

      Section 6.9. Suspension of Right of Redemption. The Trust may declare a suspension of the right of redemption or postpone the date of payment or redemption for the whole or any part of any period (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, (ii) during which trading on the New York Stock Exchange is restricted, (iii) during which an emergency exists as a result of which disposal by the Trust or a Series thereof of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust or a Series thereof fairly to determine the value of its net assets, or (iv) during any other period when the Commission may for the protection of Shareholders of the Trust by order permit suspension of the right of redemption or postponement of the date of payment or redemption; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in clauses (ii), (iii), or (iv) exist. Such suspension shall take effect at such time as the Trust shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment on redemption until the Trust shall declare the suspension at an end, except that the suspension shall terminate in any event on the first day on which said stock exchange shall have reopened or the period specified in (ii) or
(iii) shall have expired (as to which in the absence of an official ruling by the Commission, the determination of the Trust shall be conclusive). In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the net asset value existing after the termination of the suspension.

                                   ARTICLE VII

                        DETERMINATION OF NET ASSET VALUE,
                          NET INCOME AND DISTRIBUTIONS

      Section 7.1. Net Asset Value. The net asset value of each outstanding Share of the Trust or of each Series or Class thereof shall be determined on such days and at such time or times as the Trustees may determine. The value of the assets of the Trust or any Series thereof may be determined (i) by a pricing service which utilizes electronic pricing techniques based on general institutional trading, (ii) by appraisal of the securities owned by the Trust or any Series of the Trust, (iii) in certain cases, at amortized cost, or (iv) by such other method as shall be deemed to reflect the fair value thereof, determined in good faith by or under the direction of the Trustees. From the total value of said assets, there shall be deducted all indebtedness, interest, taxes, payable or accrued, including estimated taxes on unrealized book profits, expenses and management charges accrued to the appraisal date, net income determined and declared as a distribution and all other items in the nature of liabilities which shall be deemed appropriate, as incurred by or allocated to the Trust or any Series or Class of the Trust. The resulting amount which shall represent the total net assets of the Trust or Series or Class thereof shall be divided by the number of Shares of the Trust or Series or Class thereof outstanding at the time and the quotient so obtained shall be deemed to be the net asset value of the Shares of the Trust or Series or Class thereof. The net asset value of the Shares shall be determined at least once on each business day, as of the close of regular trading on the New York Stock Exchange or as of such other time or times as the Trustees shall determine. The power and duty to make the daily calculations may be delegated by the Trustees to the Investment Adviser, the Administrator, the Custodian, the Transfer Agent or such other Person as the Trustees by resolution may determine. The Trustees may suspend the daily determination of net asset value to the extent permitted by the 1940 Act. It shall not be a violation of any provision of this Declaration if Shares are sold, redeemed or repurchased by the Trust at a price other than one based on net asset value if the net asset value is affected by one or more errors inadvertently made in the pricing of portfolio securities or in accruing income, expenses or liabilities.

      Section 7.2. Distributions to Shareholders. (a) The Trustees shall from time to time distribute ratably among the Shareholders of the Trust or of a Series or Class thereof such proportion of the net profits, surplus (including paid-in surplus), capital, or assets of the Trust or such Series held by the Trustees as they may deem proper. Such distributions may be made in cash or property (including without limitation any type of obligations of the Trust or Series or Class or any assets thereof), and the Trustees may distribute ratably among the Shareholders of the Trust or Series or Class thereof additional Shares of the Trust or Series or Class thereof issuable hereunder in such manner, at such times, and on such terms as the Trustees may deem proper. Such distributions may be among the Shareholders of the Trust or Series or Class thereof at the time of declaring a distribution or among the Shareholders of the Trust or Series or Class thereof at such other date or time or dates or times as the Trustees shall determine. The Trustees may in their discretion determine that, solely for the purposes of such distributions, Outstanding Shares shall exclude Shares for which orders have been placed subsequent to a specified time on the date the distribution is declared or on the next preceding day if the distribution is declared as of a day on which Boston banks are not open for business, all as described in the then effective Prospectus under the Securities Act of 1933. The Trustees may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the Trust or a Series or Class thereof or to meet obligations of the Trust or a Series or Class thereof, or as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate. The Trustees may in their discretion determine that an account administration fee or other similar charge may be deducted directly from the income and other distributions paid on Shares to a Shareholder's account in each Series or Class.

      (b) Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust or a Series or Class thereof to avoid or reduce liability for taxes.

      Section 7.3. Determination of Net Income; Constant Net Asset Value; Reduction of Outstanding Shares. Subject to Section 5.11 hereof, the net income of the Series and Classes thereof of the Trust shall be determined in such manner as the Trustees shall provide by resolution. Expenses of the Trust or of a Series or Class thereof, including the advisory or management fee, shall be accrued each day. Each Class shall bear only expenses relating to its Shares and an allocable share of Series expenses in accordance with such policies as may be established by the Trustees from time to time and as are not inconsistent with the provisions of this Declaration or of any applicable document filed by the Trust with the Commission or of the Internal Revenue Code of 1986, as amended. Such net income may be determined by or under the direction of the Trustees as of the close of regular trading on the New York Stock Exchange on each day on which such market is open or as of such other time or times as the Trustees shall determine, and, except as provided herein, all the net income of any Series or Class, as so determined, may be declared as a dividend on the Outstanding Shares of such Series or Class. If, for any reason, the net income of any Series or Class determined at any time is a negative amount, or for any other reason, the Trustees shall have the power with respect to such Series or Class (i) to offset each Shareholder's pro rata share of such negative amount from the accrued dividend account of such Shareholder, or (ii) to reduce the number of Outstanding Shares of such Series or Class by reducing the number of Shares in the account of such Shareholder by that number of full and fractional Shares which represents the amount of such excess negative net income, or (iii) to cause to be recorded on the books of the Trust an asset account in the amount of such negative net income, which account may be reduced by the amount, provided that the same shall thereupon become the property of the Trust with respect to such Series or Class and shall not be paid to any Shareholder, of dividends declared thereafter upon the Outstanding Shares of such Series or Class on the day such negative net income is experienced, until such asset account is reduced to zero. The Trustees shall have full discretion to determine whether any cash or property received shall be treated as income or as principal and whether any item of expense shall be charged to the income or the principal account, and their determination made in good faith shall be conclusive upon the Shareholders. In the case of stock dividends received, the Trustees shall have full discretion to determine, in the light of the particular circumstances, how much if any of the value thereof shall be treated as income, the balance, if any, to be treated as principal.

      Section 7.4. Power to Modify Foregoing Procedures. Notwithstanding any of the foregoing provisions of this Article VII, but subject to Section 5.11 hereof, the Trustees may prescribe, in their absolute discretion, such other bases and times for determining the per Share net asset value of the Shares of the Trust or a Series or Class thereof or net income of the Trust or a Series or Class thereof, or the declaration and payment of dividends and distributions as they may deem necessary or desirable. Without limiting the generality of the foregoing, the Trustees may establish several Series or Classes of Shares in accordance with Section 5.11, and declare dividends thereon in accordance with
Section 5.11(d)(iv).

                                  ARTICLE VIII

              DURATION; TERMINATION OF TRUST OR A SERIES OR CLASS;
                            AMENDMENT; MERGERS, ETC.

      Section 8.1. Duration. The Trust shall continue without limitation of time but subject to the provisions of this Article VIII.

      Section 8.2. Termination of the Trust or a Series or a Class. The Trust or any Series or Class thereof may be terminated by (i) the affirmative vote of the holders of not less than two-thirds of the Outstanding Shares entitled to vote and present in person or by proxy at any meeting of Shareholders of the Trust or the appropriate Series or Class thereof, (ii) by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the Outstanding Shares of the Trust or a Series or Class thereof; provided, however, that, if such termination as described in clauses (i) and (ii) is recommended by the Trustees, the vote or written consent of the holders of a majority of the Outstanding Shares of the Trust or a Series or Class thereof entitled to vote shall be sufficient authorization, or
(iii) notice to Shareholders by means of an instrument in writing signed by a majority of the Trustees, stating that a majority of the Trustees has determined that the continuation of the Trust or a Series or a Class thereof is not in the best interest of such Series or a Class, the Trust or their respective shareholders as a result of factors or events adversely affecting the ability of such Series or a Class or the Trust to conduct its business and operations in an economically viable manner. Such factors and events may include (but are not limited to) the inability of a Series or Class or the Trust to maintain its assets at an appropriate size, changes in laws or regulations governing the Series or Class or the Trust or affecting assets of the type in which such Series or Class or the Trust invests or economic developments or trends having a significant adverse impact on the business or operations of such Series or Class or the Trust. Upon the termination of the Trust or the Series or Class,

               (i) The Trust, Series or Class shall carry on no business except for the purpose of winding up its affairs.

              (ii) The Trustees shall proceed to wind up the affairs of the Trust, Series or Class and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust, Series or Class shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, Series or Class, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property or Trust Property allocated or belonging to such Series or Class to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all the Trust Property or Trust Property allocated or belonging to such Series or Class that requires Shareholder approval in accordance with Section 8.4 hereof shall receive the approval so required.

             (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property or the remaining property of the terminated Series or Class, in cash or in kind or partly each, among the Shareholders of the Trust or the Series or Class according to their respective rights.

      (b) After termination of the Trust, Series or Class and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust and file with the Office of the Secretary of The Commonwealth of Massachusetts an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties with respect to the Trust or the terminated Series or Class, and the rights and interests of all Shareholders of the Trust or the terminated Series or Class shall thereupon cease.

      Section 8.3. Amendment Procedure. (a) This Declaration may be amended by a vote of the holders of a majority of the Shares outstanding and entitled to vote or by any instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of a majority of the Shares outstanding and entitled to vote.

      (b) This Declaration may be amended by a vote of a majority of Trustees, without approval or consent of the Shareholders, except that no amendment can be made by the Trustees to impair any voting or other rights of shareholders prescribed by Federal or state law. Without limiting the foregoing, the Trustees may amend this Declaration without the approval or consent of Shareholders (i) to change the name of the Trust or any Series, (ii) to add to their duties or obligations or surrender any rights or powers granted to them herein; (iii) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Declaration which will not be inconsistent with the provisions of this Declaration; and (iv) to eliminate or modify any provision of this Declaration which (a) incorporates, memorializes or sets forth an existing requirement imposed by or under any Federal or state statute or any rule, regulation or interpretation thereof or thereunder or (b) any rule, regulation, interpretation or guideline of any Federal or state agency, now or hereafter in effect, including without limitation, requirements set forth in the 1940 Act and the rules and regulations thereunder (and interpretations thereof), to the extent any change in applicable law liberalizes, eliminates or modifies any such requirements, but the Trustees shall not be liable for failure to do so.

      (c) The Trustees may also amend this Declaration without the approval or consent of Shareholders if they deem it necessary to conform this Declaration to the requirements of applicable Federal or state laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code of 1986, as amended, or if requested or required to do so by any Federal agency or by a state Blue Sky commissioner or similar official, but the Trustees shall not be liable for failing so to do.

      (d) Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

      (e) A certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Trustees or by the Shareholders as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

      Section 8.4. Merger, Consolidation and Sale of Assets. The Trust or any Series may merge or consolidate into any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property or Trust Property allocated or belonging to such Series, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders called for the purpose by the affirmative vote of the holders of two-thirds of the Shares of the Trust or such Series outstanding and entitled to vote and present in person or by proxy at a meeting of Shareholders, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the Shares of the Trust or such Series; provided, however, that, if such merger, consolidation, sale, lease or exchange is recommended by the Trustees, the vote or written consent of the holders of a majority of the Outstanding Shares of the Trust or such Series entitled to vote shall be sufficient authorization; and any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to Massachusetts law.

      Section 8.5. Incorporation. The Trustees may cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, association or other organization to take over all or any portion of the Trust Property or the Trust Property allocated or belonging to such Series or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer all or any portion of the Trust Property or the Trust Property allocated or belonging to such Series to any such corporation, trust, association or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization, or any corporation, partnership, trust, association or organization in which the Trust or such Series holds or is about to acquire shares or any other interest. The Trustees may also cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust, partnership, association or other organization if and to the extent permitted by law, as provided under the law then in effect. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring all or a portion of the Trust Property to such organization or entities.

                                   ARTICLE IX

                             REPORTS TO SHAREHOLDERS

      The Trustees shall at least semi-annually submit to the Shareholders of each Series a written financial report of the transactions of the Trust and Series thereof, including financial statements which shall at least annually be certified by independent public accountants.

                                    ARTICLE X

                                  MISCELLANEOUS

      Section 10.1. Execution and Filing. This Declaration and any amendment hereto shall be filed in the office of the Secretary of The Commonwealth of Massachusetts and in such other places as may be required under the laws of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate. Each amendment so filed shall be accompanied by a certificate signed and acknowledged by a Trustee stating that such action was duly taken in a manner provided herein, and unless such amendment or such certificate sets forth some later time for the effectiveness of such amendment, such amendment shall be effective upon its execution. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and filed with the Secretary of The Commonwealth of Massachusetts. A restated Declaration shall, upon execution, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments thereto.

      Section 10.2. Governing Law. This Declaration is executed by the Trustees and delivered in The Commonwealth of Massachusetts and with reference to the laws thereof, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the laws of said Commonwealth.

      Section 10.3. Counterparts. This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

      Section 10.4. Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust appears to be a Trustee hereunder, certifying (a) the number or identity of Trustees or Shareholders,
(b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Shareholders, (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (e) the form of any By-laws adopted by or the identity of any officers elected by the Trustees, or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees and their successors.

      Section 10.5. Provisions in Conflict with Law or Regulations. (a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code of 1986 or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

      (b) If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

      IN WITNESS WHEREOF, the undersigned have executed this instrument as of the ___ of __________, 1996.

                                           ------------------------------------
                                           Edward J. Boudreau, Jr.
                                           as Trustee and not individually,
                                           34 Swan Road
                                           Winchester, Massachusetts 01890



                                           ------------------------------------
                                           Dennis S. Aronowitz
                                           as Trustee and not individually,
                                           29 Lee Road
                                           Chestnut Hill, Massachusetts 02167

                                           ------------------------------------
                                           Richard P. Chapman, Jr.
                                           as Trustee and not individually,
                                           107 Upland Road
                                           Brookline, Massachusetts 02146




                                           ------------------------------------
                                           William J. Cosgrove
                                           as Trustee and not individually,
                                           20 Buttonwood Place
                                           Saddle River, New Jersey 07458




                                           ------------------------------------
                                           Gail D. Fosler
                                           as Trustee and not individually,
                                           4104 Woodbine Street
                                           Chevy Chase, Maryland




                                           ------------------------------------
                                           Bayard Henry
                                           as Trustee and not individually,
                                           65 Goddard Avenue
                                           Brookline, Massachusetts 02146




                                           ------------------------------------
                                           Anne C. Hodsdon
                                           as Trustee and not individually,
                                           135 Woodland Road
                                           Hampton, New Hampshire 03842




                                           ------------------------------------
                                           Richard S. Scipione
                                           as Trustee and not individually,
                                           4 Sentinel Road
                                           Hingham, Massachusetts 02043

                                            ------------------------------------
                                            Edward J. Spellman
                                            as Trustee and not individually,
                                            259C Commercial Boulevard
                                            Suite 200
                                            Lauderdale by the Sea, Florida 33308




                                            ------------------------------------
                                            Douglas M. Costle
                                            as Trustee and not individually,
                                            RR2 Box 480
                                            Woodstock, Vermont 05091




                                            ------------------------------------
                                            Leland O. Erdahl
                                            as Trustee and not individually,
                                            8046 MacKenzie Court
                                            Las Vegas, Nevada 89129




                                            ------------------------------------
                                            Richard A. Farrell
                                            as Trustee and not individually,
                                            50 Beacon Street
                                            Marblehead, Massachusetts 01945




                                            ------------------------------------
                                            Dr. John A. Moore
                                            as Trustee and not individually,
                                            P. O. Box 474
                                            Wicomico, Virginia 22579




                                            ------------------------------------
                                            William F. Glavin
                                            as Trustee and not individually,
                                            56 Whiting Road
                                            Wellesley, Massachusetts 02181

                                            ------------------------------------
                                            Patti McGill Peterson
                                            as Trustee and not individually,
                                            54 E. Main Street
                                            Canton, New York 13617




                                            ------------------------------------
                                            John W. Pratt
                                            as Trustee and not individually,
                                            2 Gray Gardens East
                                            Cambridge, Massachusetts 02138




                        THE COMMONWEALTH OF MASSACHUSETTS

SUFFOLK COUNTY, MASSACHUSETTS

                                                      _______________, 1996

      Then personally appeared the above-named persons, Edward J. Boudreau, Jr., Dennis S. Aronowitz, Richard P. Chapman, Jr., William J. Cosgrove, Gail D. Fosler, Bayard Henry, Anne C. Hodsdon, Richard S. Scipione, Edward J. Spellman, Douglas M. Costle, Leland O. Erdahl, Richard A. Farrell, William Glavin, Dr. John A. Moore, Patti McGill Peterson and John W. Pratt, who acknowledged the foregoing instrument to be his free act and deed.

                                       Before me,



                                       -----------------------------------
                                       Notary Public

         My commission expires:

                                    EXHIBIT B

                               [NAME OF PORTFOLIO]
                (a series of John Hancock Tax-Exempt Series Fund)

                              101 Huntington Avenue
                           Boston, Massachusetts 02199
                                  July 1, 1996

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199


                         Investment Management Contract



Ladies and Gentlemen:

     John Hancock Tax-Exempt Series Fund (the "Fund"), of which [Name of Portfolio] (the "Portfolio") is a series, has been organized as a business trust under the laws of The Commonwealth of Massachusetts to engage in the business of an investment company. The Fund's shares of beneficial interest, no par value, may be divided into series, each series representing the entire undivided interest in a separate portfolio of assets. This Agreement relates solely to the Portfolio.

     The Board of Trustees of the Fund (the "Trustees") has selected John Hancock Advisers, Inc. (the "Adviser") to provide overall investment advice and management for the Portfolio, and to provide certain other services, as more fully set forth below, and the Adviser is willing to provide such advice, management and services under the terms and conditions hereinafter set forth.

     Accordingly, the Adviser and the Fund, on behalf of the Portfolio, agree as follows:

     1. DELIVERY OF DOCUMENTS. The Fund has furnished the Adviser with copies, properly certified or otherwise authenticated, of each of the following:

      (a) Declaration of Trust, dated March 24, 1987, as amended from time to time (the "Declaration of Trust");

      (b)  By-Laws of the Fund as in effect on the date hereof;

      (c) Resolutions of the Trustees selecting the Adviser as investment adviser for the Portfolio and approving the form of this Agreement;

      (d) Commitments, limitations and undertakings made by the Portfolio to state securities or "blue sky" authorities for the purpose of qualifying shares of the Portfolio for sale in such states; and

      (e)  The Fund's Code of Ethics.

     The Fund will furnish to the Adviser from time to time copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any.

     2. INVESTMENT AND MANAGEMENT SERVICES. The Adviser will use its best efforts to provide to the Portfolio continuing and suitable investment programs with respect to investments, consistent with the investment objectives, policies and restrictions of the Portfolio. In the performance of the Adviser's duties hereunder, subject always (x) to the provisions contained in the documents delivered to the Adviser pursuant to Section 1, as each of the same may from time to time be amended or supplemented, and (y) to the limitations set forth in the Portfolio's then-current Prospectus and Statement of Additional Information included in the registration statement of the Fund as in effect from time to time under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), the Adviser will, at its own expense:

            (a) furnish the Portfolio with advice and recommendations, consistent with the investment objectives, policies and restrictions of the Portfolio, with respect to the purchase, holding and disposition of portfolio securities, alone or in consultation with any subadviser or subadvisers appointed pursuant to this Agreement and subject to the provisions of any sub-investment management contract respecting the responsibilities of such subadviser or subadvisers;

            (b) advise the Portfolio in connection with policy decisions to be made by the Trustees or any committee thereof with respect to the Portfolio's investments and, as requested, furnish the Portfolio with research, economic and statistical data in connection with the Portfolio's investments and investment policies;

            (c) provide administration of the day-to-day investment operations of the Portfolio;

            (d) submit such reports relating to the valuation of the Portfolio's securities as the Trustees may reasonably request;

            (e) assist the Portfolio in any negotiations relating to the Portfolio's investments with issuers, investment banking firms, securities brokers or dealers and other institutions or investors;

            (f) consistent with the provisions of Section 7 of this Agreement, place orders for the purchase, sale or exchange of portfolio securities with brokers or dealers selected by the Adviser, PROVIDED that in connection with the placing of such orders and the selection of such brokers or dealers the Adviser shall seek to obtain execution and pricing within the policy guidelines determined by the Trustees and set forth in the Prospectus and Statement of Additional Information of the Portfolio as in effect from time to time;

            (g) provide office space and office equipment and supplies, the use of accounting equipment when required, and necessary executive, clerical and secretarial personnel for the administration of the affairs of the Portfolio;

            (h) from time to time or at any time requested by the Trustees, make reports to the Portfolio of the Adviser's performance of the foregoing services and furnish advice and recommendations with respect to other aspects of the business and affairs of the Portfolio;

            (i) maintain all books and records with respect to the Portfolio's securities transactions required by the 1940 Act, including subparagraphs (b)(5), (6), (9) and (10) and paragraph (f) of Rule 31a-1 thereunder (other than those records being maintained by the Portfolio's custodian or transfer agent) and preserve such records for the periods prescribed therefor by Rule 31a-2 of the 1940 Act (the Adviser agrees that such records are the property of the Portfolio and will be surrendered to the Portfolio promptly upon request therefor);

            (j) obtain and evaluate such information relating to economies, industries, businesses, securities markets and securities as the Adviser may deem necessary or useful in the discharge of the Adviser's duties hereunder;

            (k) oversee, and use the Adviser's best efforts to assure the performance of the activities and services of the custodian, transfer agent or other similar agents retained by the Portfolio;

            (l) give instructions to the Portfolio's custodian as to deliveries of securities to and from such custodian and transfer of payment of cash for the account of the Portfolio; and

            (m) appoint and employ one or more sub-advisors satisfactory to the Portfolio under sub-investment management agreements.

     3.   EXPENSES PAID BY THE ADVISER. The Adviser will pay:

            (a) the compensation and expenses of all officers and employees of the Fund ;

            (b) the expenses of office rent, telephone and other utilities, office furniture, equipment, supplies and other expenses of the Portfolio; and

            (c) any other expenses incurred by the Adviser in connection with the performance of its duties hereunder.

     4. EXPENSES OF THE PORTFOLIO NOT PAID BY THE ADVISER. The Adviser will not be required to pay any expenses which this Agreement does not expressly make payable by it. In particular, and without limiting the generality of the foregoing but subject to the provisions of Section 3, the Adviser will not be required to pay under this Agreement:

            (a) any and all expenses, taxes and governmental fees incurred by the Fund or the Portfolio prior to the effective date of this Agreement;

            (b) without limiting the generality of the foregoing clause (a), the expenses of organizing the Fund and the Portfolio (including without limitation, legal, accounting and auditing fees and expenses incurred in connection with the matters referred to in this clause (b)), of initially registering shares of the Fund under the Securities Act of 1933, as amended, and of qualifying the shares for sale under state securities laws for the initial offering and sale of shares;

            (c) the compensation and expenses of Trustees who are not interested persons (as used in this Agreement, such term shall have the meaning specified in the

                  1940 Act) of the Adviser and of independent advisers, independent contractors, consultants, managers and other unaffiliated agents employed by the Portfolio other than through the Adviser;

            (d) legal, accounting, financial, management, tax and auditing fees and expenses of the Portfolio (including an allocable portion of the cost of its employees rendering such services to the Portfolio);

            (e) the fees and disbursements of custodians and depositories of the Portfolio's assets, transfer agents, disbursing agents, plan agents and registrars;

            (f) taxes and governmental fees assessed against the Portfolio's assets and payable by the Portfolio;

            (g) the cost of preparing and mailing dividends, distributions, reports, notices and proxy materials to shareholders of the Portfolio;

            (h)   brokers' commissions and underwriting fees;

            (i) the expense of periodic calculations of the net asset value of the shares of the Portfolio; and

            (j) insurance premiums on fidelity, errors and omissions and other coverages.

     5. COMPENSATION OF THE ADVISER. For all services to be rendered, facilities furnished and expenses paid or assumed by the Adviser as herein provided, the Adviser shall be entitled to a fee, paid monthly in arrears, at an annual rate equal to (i) 0.50% of the average daily net asset value of the Portfolio up to $250,000,000 of average daily net assets, (ii) 0.45% of the next $250,000,000 of average daily net assets, (iii) 0.425% of the next $500,000,000 of average daily net assets, (iv) 0.40% of the next $250,000,000 of average daily net assets and (v) 0.30% of the average daily net assets of the Portfolio in excess of $1,250,000,000.

     The "average daily net assets" of the Portfolio shall be determined on the basis set forth in the Portfolio's Prospectus or otherwise consistent with the 1940 Act and the regulations promulgated thereunder. The Adviser will receive a pro rata portion of such monthly fee for any periods in which the Adviser serves as investment adviser to the Portfolio for less than a full month. On any day that the net asset value calculation is suspended as specified in the Portfolio's Prospectus, the net asset value for purposes of calculating the advisory fee shall be calculated as of the date last determined.

     In the event that normal operating expenses of the Portfolio, exclusive of certain expenses prescribed by state law, are in excess of any limitation imposed by the law of a state where the Portfolio has registered its shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent required by law, and the Adviser will make any additional arrangements that the Adviser is required by law to make.

     In addition, the Adviser may agree not to impose all or a portion of its fee (in advance of the time its fee would otherwise accrue) and/or undertake to make any other payments or arrangements necessary to limit the Portfolio's expenses to any level the Adviser may specify. Any fee reduction or undertaking shall constitute a binding modification of this Agreement while it is in effect but may be discontinued or modified prospectively by the Adviser at any time.

     6. OTHER ACTIVITIES OF THE ADVISER AND ITS AFFILIATES. Nothing herein contained shall prevent the Adviser or any affiliate or associate of the Adviser from engaging in any other business or from acting as investment adviser or investment manager for any other person or entity, whether or not having investment policies or portfolios similar to the Portfolio's; and it is specifically understood that officers, directors and employees of the Adviser and those of its parent company, John Hancock Mutual Life Insurance Company, or other affiliates may continue to engage in providing portfolio management services and advice to other investment companies, whether or not registered, to other investment advisory clients of the Adviser or of its affiliates and to said affiliates themselves.

     The Adviser shall have no obligation to acquire with respect to the Portfolio a position in any investment which the Adviser, its officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, if, in the sole discretion of the Adviser, it is not feasible or desirable to acquire a position in such investment on behalf of the Portfolio. Nothing herein contained shall prevent the Adviser from purchasing or recommending the purchase of a particular security for one or more funds or clients while other funds or clients may be selling the same security.

     7. AVOIDANCE OF INCONSISTENT POSITION. In connection with purchases or sales of portfolio securities for the account of the Portfolio, neither the Adviser nor any of its investment management subsidiaries, nor any of the Adviser's or such investment management subsidiaries' directors, officers or employees will act as principal or agent or receive any commission, except as may be permitted by the 1940 Act and rules and regulations promulgated thereunder. If any occasions shall arise in which the Adviser advises persons concerning the shares of the Portfolio, the Adviser will act solely on its own behalf and not in any way on behalf of the Portfolio. Nothing herein contained shall limit or restrict the Adviser or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own account or accounts.

     8. NO PARTNERSHIP OR JOINT VENTURE. Neither the Fund , the Portfolio nor the Adviser are partners of or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on any of them.

     9. NAME OF THE FUND AND THE PORTFOLIO. The Fund and the Portfolio may use the name "John Hancock" or any name or names derived from or similar to the names "John Hancock Advisers, Inc." or "John Hancock Mutual Life Insurance Company" only for so long as this Agreement remains in effect. At such time as this Agreement shall no longer be in effect, the Fund and the Portfolio will (to the extent that they lawfully can) cease to use such a name or any other name indicating that the Portfolio is advised by or otherwise connected with the Adviser. The Portfolio acknowledges that it has adopted the name ["Name of Portfolio"] through permission of John Hancock Mutual Life Insurance Company, a Massachusetts insurance company, and agrees that John Hancock Mutual Life Insurance Company reserves to itself and any successor to its business the right to grant the nonexclusive right to use the name "John Hancock" or any similar name or names to any other corporation or entity, including but not limited to any investment company of which John Hancock Mutual Life Insurance Company or any subsidiary or affiliate thereof shall be the investment adviser.

     10. LIMITATION OF LIABILITY OF THE ADVISER. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also employed by the Adviser, who may be or become an employee of and paid by the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as the Adviser's employee or agent.

     11. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall remain in force until June 30, 1998, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by (a) a majority of the

Trustees who are not interested persons of the Adviser or (other than as Board members) of the Portfolio, cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the Trustees or (ii) a majority of the outstanding voting securities of the Portfolio. This Agreement may, on 60 days' written notice, be terminated at any time without the payment of any penalty by the vote of a majority of the outstanding voting securities of the Portfolio, by the Trustees or by the Adviser. Termination of this Agreement shall not be deemed to terminate or otherwise invalidate any provisions of any contract between the Adviser and any other series of the Fund. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 11, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "assignment," "interested person" and "voting security") shall be applied.

     12. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment, transfer, assignment, sale, hypothecation or pledge of this Agreement shall be effective until approved by (a) the Trustees, including a majority of the Trustees who are not interested persons of the Adviser or (other than as Trustees) of the Portfolio, cast in person at a meeting called for the purpose of voting on such approval, and (b) a majority of the outstanding voting securities of the Portfolio, as defined in the 1940 Act.

     13. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of The Commonwealth of Massachusetts.

     14. SEVERABILITY. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be deemed invalid or unenforceable in whole or in part.

     15. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The name [Name of Portfolio] is a series designation of the Trustees under the Fund's Declaration of Trust. The Declaration of Trust has been filed with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Portfolio are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Trust, but only upon the Portfolio and its property. The Portfolio shall not be liable for the obligations of any other series of the Fund and no other series shall be liable for the Portfolio's obligations hereunder.

                                Yours very truly,

                                  JOHN HANCOCK TAX-EXEMPT SERIES FUND
                                  on behalf of [Name of Portfolio]



                                  By: ___________________________________

                                  Title:_________________________________

         The foregoing contract is hereby agreed to as of the date hereof.

         JOHN HANCOCK ADVISERS, INC.

         By: ______________________________

         Title: ___________________________

                                    EXHIBIT C

     The Adviser provides investment advisory services to the following John Hancock funds with investment objectives substantially identical to those of the
Portfolios:

                            ASSET SIZE
NAME OF FUND              (as of 4/22/96)           ADVISORY FEE

John Hancock Tax-         $                      0.55% of the first
Exempt Income Fund                               $500,000,000 of the
                                                 Fund's average daily
                                                 net assets; 0.50% of
                                                 the next $500,000,000;
                                                 and 0.45% in excess of
                                                 $1,000,000,000.

John Hancock Tax-         $                      0.55% of the
Free Bond Fund                                   Fund's average
                                                 daily net assets.

John Hancock Managed      $                      0.60% of the first
Tax-Exempt Fund                                  $250,000,000 of the
                                                 Fund's average daily
                                                 net assets; 0.50% of
                                                 the next $500,000,000;
                                                 and 0.45% in excess of
                                                 $750,000,000.

                                    EXHIBIT D

                                     PART I

                          EXISTING INVESTMENT POLICIES
                                AND RESTRICTIONS

1. EXISTING INVESTMENT POLICIES

The investment objective of the Portfolios is to provide current income that is excludable from gross income for Federal income tax purposes and, for the Massachusetts and New York Portfolios, respectively, is exempt from the personal income tax of Massachusetts and New York, and from New York City personal income taxes. The Portfolios seek to provide the maximum level of tax exempt income that is consistent with preservation of capital. There is no assurance that the Portfolios will achieve their investment objective.

As a fundamental policy, at least 80% of each Portfolio's net assets (taken at market value) will consist of municipal bonds and notes and other debt instruments, whose interest is excludable from Federal gross income and exempt from the personal income tax of Massachusetts or New York State and New York City, as the case may be ("Tax-Exempt Bonds").

From time to time, however, limited availability of these obligations may result from market conditions. As a temporary defensive posture, a Portfolio may seek to invest its assets in debt securities whose interest is excludable for Federal income tax purposes during these periods, but not necessarily exempt from the personal income tax of the applicable State and New York City, and subject to the possible application of alternative minimum taxes.

When the Adviser determines that unfavorable investment conditions warrant a temporary defensive posture, each Portfolio may invest up to 50% of its net assets in cash or in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in commercial paper and bank obligations (as limited below). Dividends derived from interest earned on these obligations generally are taxable to shareholders for Federal purposes. They may also be taxable for state and local purposes unless treated as derived from interest on direct obligations of the U.S. Government under the laws of certain states, including Massachusetts.

Municipal bonds generally are classified as either general obligation bonds or revenue bonds. General obligation bonds are backed by the credit of an issuer having taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation of the issuer's legislative body. Revenue bonds, by contrast, are payable only from the revenues derived from a particular project, facility or a specific revenue source. They are not generally payable from the unrestricted revenues of the issuer.

Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, and project notes.

Municipal commercial paper obligations are unsecured promissory notes issued by municipalities to meet short-term credit needs.

All of the investments of each Portfolio will be made in:

       (1) Tax-exempt bonds which are rated A or better by Standard & Poor's Ratings Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch Investors Services, Inc. ("Fitch"). Alternatively, the bonds may be unrated but considered by the Adviser to be of comparable quality, and issued by issuers which have other securities rated not lower than A by Standard & Poor's, Moody's or Fitch.

      (2)    Tax-exempt bonds which are rated BBB or BB by Standard &
             Poor's, Baa or Ba by Moody's or BBB or BB by Fitch, or which are unrated but are considered by the Adviser to be of comparable quality. Not more than one-third of the Portfolio's total assets will be invested in such tax-exempt bonds rated lower than A or determined to be of comparable quality.

      (3) Notes of issuers having an issue of outstanding tax-exempt bonds rated not lower than A by Standard & Poor's, Moody's or by Fitch, or notes which are guaranteed by the U.S. Government or rated MIG-1 or MIG-2 by Moody's or unrated notes which are determined to be of comparable quality by the Adviser.

      (4) Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Some obligations issued by an agency or instrumentality may be supported by the full faith and credit of the U.S. Treasury while others may be supported only by the credit of the particular Federal agency or instrumentality.

      (5) Commercial paper which is rated A-1 or A-2 by Standard & Poor's, P-1 or P-2 by Moody's, or at least F-1 by Fitch, or which is not rated, but is considered by the Adviser to be of comparable quality; obligations of banks with $1 billion of assets and cash equivalents, including certificates of deposit, bankers acceptances and repurchase agreements. Ratings of A-2 or P-2 on commercial paper indicate a strong capacity for timely payment, although the relative degree of safety is not as high as for issues designated A-1 or P-1.

The Portfolios may invest in certain types of tax-exempt bonds whose interest income may be treated as a tax preference item under the Federal alternative minimum tax. The Portfolios will not include tax-exempt bonds generating this income for purposes of measuring compliance with the 80% fundamental investment policy described above.

A Portfolio may purchase securities on a when-issued basis and engage in short-term trading. A Portfolio may also invest in variable rate and floating rate obligations, whose interest payments may fluctuate based on changes in market rates.

2.    EXISTING FUNDAMENTAL INVESTMENT RESTRICTIONS

      The Portfolios observe the following fundamental restrictions. The Portfolios may not:

      (1) Issue senior securities, except as permitted by paragraph (2) below. For purposes of this restriction, financial futures contracts and repurchase agreements entered into in accordance with a Portfolio's investment policy are not deemed to be senior securities.

      (2) Borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 5% of the Portfolio's total assets (including the amount borrowed) taken at market value. The Portfolio will not leverage to attempt to increase income. The Portfolio will not purchase securities while borrowings are outstanding.

      (3) Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 10% of the Portfolio's total assets taken at market value. (The Portfolios have no present intention of engaging in transactions permitted under this paragraph (3).)

      (4) Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter for purpose of the Securities Act of 1933. A Portfolio may also participate as part of a group in bidding for the purchase of Tax-Exempt Bonds directly from an issuer in order to take advantage of the lower purchase price available to members of such groups.

      (5) Purchase or sell real estate or any interest therein, but this restriction shall not prevent a Portfolio from investing in Tax-Exempt Bonds secured by real estate or interests therein.

      (6) Make loans, except for the purchase of a portion of an issue of Tax-Exempt Bonds or short-term taxable investment, whether or not the purchase is made upon the original issuance of such securities, and repurchase agreements entered into in accord with a Portfolio's investment policy.

      (7) Except as permitted by paragraph (4) above, participate in a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a joint securities trading account.

      (8) Buy or sell commodity contracts, except financial futures contracts as described in the Prospectus under the caption "Investment Objective and Policies."

      (9) Purchase securities on margin (except that it may obtain such short-term credits as may be necessary for the clearance of purchase or sales of securities and may make margin payments in connection with transactions in financial futures) or make short sales of securities.

      (10) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of each investment. (Tax-Exempt Bonds and securities issued or guaranteed by the United States Government and its agencies and instrumentalities are not subject to this limitation.)

      (11) Purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if

                    (a) such purchase would cause more than 10 percent of the outstanding voting securities of such issuer to be held by the Fund; or

                    (b) to the Portfolio's knowledge, one or more of the Trustees or officers of the Fund or directors or officers of the Adviser or any investment management subsidiary of the Adviser individually owns beneficially more than 0.5 percent and together own beneficially more than 5 percent of the securities of such issuer, nor will the Portfolio hold the securities of any such issuer. For the purposes of this paragraph (11), each government unit (state, county, city, for example) and each subdivision, agency or instrumentality thereof, and each multimember agency of which any of them is a member, shall be considered a separate issuer.

      (12)   Invest in securities of another registered investment company.

      (13) Except for investments which, in the aggregate, taken at cost do not exceed 5 percent of the Portfolio's total assets taken at market value, purchase securities unless the issuer thereof has a record of at least 3 years' continuous operation prior to the purchase. (This limitation does not apply to securities that are issued or guaranteed by the United States government and its agencies or instrumentalities or are secured by the pledge of the faith, credit, and taxing power of any entity authorized to issue Tax-Exempt Bonds.)

      (14) Purchase any security, including any repurchase agreement maturing in more than seven days, which is subject to legal or contractual delays in or restrictions on resale, or which is not readily marketable, if more than 10% of the net assets of the Portfolio, taken at market value, would be invested in such securities.

3.    EXISTING NONFUNDAMENTAL INVESTMENT RESTRICTION

      The Portfolios observe the following nonfundamental restrictions. The Portfolios may not:

      (1) Notwithstanding any investment restriction to the contrary, each Portfolio may in connection with the John Hancock fund complex Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock fund complex provided that, as a result, (i) no more than 10% of the Fund's asset would be invested in securities of all other investment companies, (ii) such purchase would not result in more than 3% of the total outstanding voting securities of any one such investment company being held by each Portfolio and (iii) no more than 5% of the Fund's assets would be invested in any one such investment company.

                                     PART II

               PROPOSED FUNDAMENTAL AND NONFUNDAMENTAL INVESTMENT
                                  RESTRICTIONS

1.    PROPOSED FUNDAMENTAL INVESTMENT RESTRICTIONS

      Each Portfolio may not:

      (1)    Issue senior securities, except as permitted by paragraphs (2) and
             (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, and repurchase agreements entered into in accordance with the Portfolios' investment policies, and the pledge, mortgage or hypothecation of the Portfolios' assets within the meaning of paragraph (3) below are not deemed to be senior securities.

      (2) Borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33-1/3% of the Portfolio's total assets (including the amount borrowed) taken at market value. The Portfolio will not purchase securities while borrowings are outstanding.

      (3) Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 10% of the Portfolio's total assets taken at market value. (The Portfolio has no present intention of engaging in transactions permitted under this paragraph (3).)

      (4) Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter for purpose of the Securities Act of 1933. A Portfolio may also participate as part of a group in bidding for the purchase of Tax-Exempt Bonds directly from an issuer in order to take advantage of the lower purchase price available to members of such groups.

      (5) Purchase or sell real estate or any interest therein, but this restriction shall not prevent a Portfolio from investing in Tax-Exempt Bonds secured by real estate or interests therein.

      (6) Make loans, except that the Portfolio (1) may lend portfolio securities in accordance with the Portfolio's investment policies in an amount up to 33 1/3% of the Portfolio's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

      (7) Purchase or sell commodities or commodity contracts or puts, calls or combinations of both, except options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward commitments, interest rate swaps, caps and floors, securities index put or call warrants and repurchase agreements entered into in accordance with the Portfolio's investment policies.

      (8) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of each investment. (Tax-Exempt Bonds and securities issued or guaranteed by the United States Government and its agencies and instrumentalities are not subject to this limitation.)

      (9) Purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if such purchase would cause more than 10 percent of the outstanding voting securities of such issuer to be held by the Portfolio.

2.    PROPOSED NONFUNDAMENTAL INVESTMENT RESTRICTIONS

      The  Portfolios may not:

      (1) Except as permitted by fundamental investment restriction (4) above, participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a joint securities trading account.

      (2) Purchase securities on margin or make short sales unless by virtue of its ownership of other securities, the Portfolio has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

      (3) Purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if to the Portfolio's knowledge, one or more of the Trustees or officers of the Fund or directors or officers of the Adviser or any investment management subsidiary of the Adviser individually owns beneficially more than 0.5 percent and together own beneficially more than 5 percent of the securities of such issuer, nor will the Portfolio hold the securities of any such issuer. For the purposes of this paragraph (3), each government unit (state, county, city, for example) and each subdivision, agency or instrumentality thereof, and each multimember agency of which any of them is a member, shall be considered a separate issuer.

      (4) Purchase a security if, as a result, (i) more than 10% of the Portfolio's total assets would be invested in the securities of other investment companies, (ii) the Portfolio would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Portfolio's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Portfolio in connection with lending the Portfolio's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Portfolio may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds. The Portfolio may not purchase the shares of any closed-end investment company except in the open market where no commission or profit to a sponsor or dealer results from the purchase, other than customary brokerage fees.

      (5) Except for investments which, in the aggregate, taken at cost do not exceed 5 percent of the Portfolio's total assets taken at market value, purchase securities unless the issuer thereof, together with any predecessors, has a record of at least 3 years' continuous operation prior to the purchase. (This limitation does not apply to securities that are issued or guaranteed by the United States government and its agencies or instrumentalities or are secured by the pledge of the faith, credit, and taxing power of any entity authorized to issue Tax-Exempt Bonds.)

      (6) Purchase any security, including any repurchase agreement maturing in more than seven days, which is subject to legal or contractual delays in or restrictions on resale, or which is not readily marketable, if more than 15% of the net assets of the Portfolio, taken at market value, would be invested in such securities.

          JOHN HANCOCK TAX-EXEMPT SERIES FUND - MASSACHUSETTS PORTFOLIO
            JOHN HANCOCK TAX-EXEMPT SERIES FUND - NEW YORK PORTFOLIO

               SPECIAL MEETING OF THE SHAREHOLDERS - JUNE 26, 1996
                   PROXY SOLICITATION BY THE BOARD OF TRUSTEES


     The undersigned, revoking previous proxies, hereby appoint(s) Edward J. Boudreau, Jr., Susan S. Newton and James B. Little, with full power of substitution in each, to vote all the shares of beneficial interest of the above-referenced Portfolio which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of the Portfolio to be held at 101 Huntington Avenue, Boston, Massachusetts, on June 26, 1996 at 9:00 a.m., Boston time, and at any adjournment of the Meeting. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated May 17, 1996 is hereby acknowledged. If not revoked, this proxy shall be voted:

                                                  PLEASE SIGN, DATE AND RETURN
                                                  PROMPTLY IN ENCLOSED ENVELOPE



                                                  Date __________________, 1996

                                                  NOTE: Signature(s) should
                                                  agree with name(s) printed
                                                  herein. When signing as
                                                  attorney, executor,
                                                  administrator, trustee or
                                                  guardian, please give your
                                                  full title as such. If a
                                                  corporation, please sign in
                                                  full corporate name by
                                                  president or other authorized
                                                  officer. If a partnership,
                                                  please sign in partnership
                                                  name by authorized person.


                                                  -----------------------
                                                       Signature(s)

VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL SAVE YOUR PORTFOLIO THE EXPENSE OF ADDITIONAL MAILINGS.


THIS PROXY SHALL BE VOTED IN FAVOR OF (FOR) PROPOSALS 2, 3, 4, 5, 6, 7 AND 8 AND FOR THE NOMINEES IN PROPOSAL 1 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, SAID PROXY OR PROXIES SHALL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT. Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil.
Do not use red ink.

     (1) To elect sixteen Trustees to hold office until their respective successors have been duly elected and qualified.

               Dennis S. Aronowitz                      William F. Glavin
               Edward J. Boudreau, Jr.                  Bayard Henry
               Richard P. Chapman, Jr.                  Anne C. Hodsdon
               William J. Cosgrove                      Dr. John A. Moore
               Douglas M. Costle                        Patti McGill Peterson
               Leland O. Erdahl                         John W. Pratt
               Richard A. Farrell                       Richard S. Scipione
               Gail D. Fosler                           Edward J. Spellman

YOU MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY LINING THROUGH OR OTHERWISE STRIKING OUT THE NAME OF ANY NOMINEE.

     (2) To approve an Amended and Restated Declaration of Trust for the Portfolio.
                        ----                   ----                   ----
               FOR     |____|     AGAINST     |____|     ABSTAIN     |____|

     (3) To approve a new investment management contract between John Hancock Advisers, Inc. and the Portfolio.
                        ----                   ----                   ----
               FOR     |____|     AGAINST     |____|     ABSTAIN     |____|

     (4)  To redesignate as nonfundamental:

          (a) the investment objective of the Portfolio as described in Proposal 4 of the Proxy Statement.
                        ----                   ----                   ----
               FOR     |____|     AGAINST     |____|     ABSTAIN     |____|

          (b) the investment policies of the Portfolio that are described in Proposal 4 of the Proxy Statement.
                        ----                   ----                   ----
               FOR     |____|     AGAINST     |____|     ABSTAIN     |____|

          (c) the investment restrictions of the Portfolio that are described in Proposal 4 of the Proxy Statement.
                        ----                   ----                   ----
               FOR     |____|     AGAINST     |____|     ABSTAIN     |____|


(5) To amend the Portfolio's fundamental investment restriction regarding senior securities.
                        ----                   ----                   ----
               FOR     |____|     AGAINST     |____|     ABSTAIN     |____|

(6) To amend the Portfolio's fundamental investment restriction regarding borrowing.
                        ----                   ----                   ----
               FOR     |____|     AGAINST     |____|     ABSTAIN     |____|

(7) To amend the Portfolio's fundamental investment restriction regarding the making of loans.
                        ----                   ----                   ----
               FOR     |____|     AGAINST     |____|     ABSTAIN     |____|

(8) To amend the Portfolio's fundamental investment restriction regarding transactions in commodities and commodity contracts.
                        ----                   ----                   ----
               FOR     |____|     AGAINST     |____|     ABSTAIN     |____|


PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.